Filed Pursuant to Rule 497(c)
Registration No. 333-208705

Columbia Variable Portfolio – Large Cap Growth Fund II

Columbia Variable Portfolio – Large Cap Growth Fund III

Columbia Variable Portfolio – International Opportunities Fund

Variable Portfolio – Loomis Sayles Growth Fund II

COMBINED PROXY STATEMENT/PROSPECTUS

January 29, 2016

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why are you sending me this information?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. Shares of the above-listed funds are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. References to “shareholders” herein refer to separate accounts of Participating Insurance Companies and/or to other permissible investors. Persons holding Contracts are referred to herein as “Contract Owners.” As a Contract Owner with Contract values allocated to one of the above-listed funds, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, Contract Owners with interests in the selling fund will have interests in the buying fund.

Q: Are my voting instructions important?

Absolutely! While the board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals cannot go forward without the approval of Contract Owners of the Selling Funds (defined below).

Q: What are the proposals?

Contract Owners are being asked to provide voting instructions regarding the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia Variable Portfolio – Large Cap Growth Fund II	Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Growth Fund III	Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – International Opportunities Fund	Columbia Variable Portfolio – Select International Equity Fund
Variable Portfolio – Loomis Sayles Growth Fund II	Variable Portfolio – Loomis Sayles Growth Fund

The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at a joint special meeting of shareholders of the Selling Fund. However, as a Contract Owner, you are entitled to instruct that Participating Insurance Company how to vote the shares attributable to your Contract.

If the Reorganization of your Selling Fund is approved by the Participating Insurance Companies and the other closing conditions are met, interests in your Selling Fund attributable to your Contract will, in effect, be converted into interests in the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund interests at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds,” respectively.) While the aggregate net asset value of shares attributable to your Contract will not change as a result of the Reorganization, the number of shares attributable to your Contract may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Columbia Management Investment Advisers, LLC, each Fund’s investment manager (“Columbia Threadneedle”), proposed the Reorganizations to each Board in order to streamline the product offerings of the funds managed by Columbia Threadneedle (the “Columbia Funds”), so that management, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar or, in some cases, the same investment strategy. As noted in “Exhibit A – Costs of the Reorganizations” below, it is expected that following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would be the same or lower than the expenses they currently bear.

Q: Are there costs or tax consequences of the Reorganizations?

Reorganization costs may be allocated to each Selling Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Estimated reorganization costs are set forth in “Exhibit A – Costs of the Reorganizations.” Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S. federal income tax purposes as a partnership or a regulated investment company (“RIC”). A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Any such sales will cause such Selling Fund to incur transaction costs.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place following shareholder approval of each Reorganization, and are expected to close in the second quarter of 2016.

Q: How does my Board recommend that I instruct my Participating Insurance Company to vote?

After careful consideration, your Board recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

Q: How can I provide voting instructions?

You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about procedures for providing voting instructions, please call the Participating Insurance Company that issued your Contract. Computershare Fund Services has been engaged to provide mailing and tabulation services. It is not expected that the Selling Funds will require active solicitation services for any proposal or that Computershare Fund Services will receive any amount for solicitation services. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Large Cap Growth Fund II

Columbia Variable Portfolio – Large Cap Growth Fund III

Columbia Variable Portfolio – International Opportunities Fund

Variable Portfolio – Loomis Sayles Growth Fund II

To be held April 15, 2016

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 10:00 a.m. ET on April 15, 2016, at 225 Franklin Street, Boston, MA (32nd Floor, Room 3200). At the Meeting, shareholders will consider, with respect to their Selling Fund:

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III, Columbia Variable Portfolio – International Opportunities Fund and Variable Portfolio – Loomis Sayles Growth Fund II series, certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), pursuant to which each Selling Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), each a series of Columbia Funds Variable Series Trust II, in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Variable Portfolio – Large Cap Growth Fund II	Columbia Variable Portfolio – Large Cap Growth Fund	1
Columbia Variable Portfolio – Large Cap Growth Fund III	Columbia Variable Portfolio – Large Cap Growth Fund	1
Columbia Variable Portfolio – International Opportunities Fund	Columbia Variable Portfolio – Select International Equity Fund	2
Variable Portfolio – Loomis Sayles Growth Fund II	Variable Portfolio – Loomis Sayles Growth Fund	3

Please carefully read the enclosed combined proxy statement/prospectus, as it discusses these proposals in more detail. Shares of the Selling Fund are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on January 22, 2016, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call the Participating Insurance Company that issued your Contract. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of each Selling

Fund recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

By order of the boards of trustees

Ryan C. Larrenaga, Secretary

January 29, 2016

Columbia Variable Portfolio – Large Cap Growth Fund II

Columbia Variable Portfolio – Large Cap Growth Fund III

Columbia Variable Portfolio – International Opportunities Fund

Variable Portfolio – Loomis Sayles Growth Fund II

COMBINED PROXY STATEMENT/PROSPECTUS

January 29, 2016

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card or voting instruction card were first mailed to shareholders of each Selling Fund beginning on or about February 12, 2016. This combined proxy statement/prospectus contains information you should know before providing voting instructions on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III series (each a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Large Cap Growth Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the investment manager of each Selling Fund and Buying Fund. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of each Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the corresponding class of each Selling Fund.	Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III

Selling Funds		Buying Fund
Class 1	g	Class 1
Class 2	g	Class 2

Proposal		To be voted on by shareholders of:
2.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust I, on behalf of its Columbia Variable Portfolio – International Opportunities Fund series (a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Columbia Variable Portfolio – Select International Equity Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Threadneedle. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the corresponding class of the Selling Fund.	Columbia Variable Portfolio – International Opportunities Fund

Selling Fund		Buying Fund
Class 2	g	Class 2

Proposal		To be voted on by shareholders of:
3.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust I, on behalf of its Variable Portfolio – Loomis Sayles Growth Fund II series (a “Selling Fund”), Columbia Funds Variable Series Trust II, on behalf of its Variable Portfolio – Loomis Sayles Growth Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Threadneedle. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the corresponding class of the Selling Fund.	Variable Portfolio – Loomis Sayles Growth Fund II

Selling Fund		Buying Fund
Class 1	g	Class 1
Class 2	g	Class 2

The proposals will be considered by shareholders who owned shares of the Selling Funds on January 22, 2016 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. ET on April 15, 2016, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Shares of the Selling Funds are owned of record predominantly by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and therefore holds all voting rights with respect to those shares. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company.

Contract Owners: The Participating Insurance Company that issued your Contract sponsors a separate account that funds your Contract. This separate account, along with any other separate accounts sponsored by a Participating Insurance Company, is the shareholder of your Selling Fund. The separate account is composed of sub-accounts. Because you allocated Contract values to a sub-account that invests in your Selling Fund, you are entitled to instruct the Participating Insurance Company how to vote the shares of your Selling Fund attributable to your Contract.

Although the board of trustees (the “Board”) of each Selling Fund1 recommends that shareholders approve the reorganization of each Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

[1]	References to the Board of a Selling Fund refer to the Board of the trust of which the Selling Fund is a series.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of the Selling Fund. For example, holders of Class 2 shares of a Selling Fund will receive Class 2 shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class 2 shares at the time of the Reorganization.

•

Reorganization costs will be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. Estimated reorganization costs are set forth in “Exhibit A – Costs of the Reorganizations.”

•

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S federal income tax purposes as a partnership or a RIC.

•	A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Any such sales will cause such Selling Fund to incur transaction costs.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

Columbia Variable Portfolio – Large Cap Growth Fund II (SEC file nos. 811-08481 and 333-40265) (known as Columbia Variable Portfolio – Marsico 21st Century Fund prior to November 20, 2015)

•	the prospectus of Columbia Variable Portfolio – Large Cap Growth Fund II, dated May 1, 2015, as supplemented to date;

•	the Statement of Additional Information relating to Columbia Variable Portfolio – Large Cap Growth Fund II, dated May 1, 2015, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund II for the year ended December 31, 2014 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund II for the period ended June 30, 2015;

Columbia Variable Portfolio – Large Cap Growth Fund III (SEC file nos. 811-08481 and 333-40265) (known as Columbia Variable Portfolio – Marsico Focused Equities Fund prior to November 20, 2015)

•	the prospectus of Columbia Variable Portfolio – Large Cap Growth Fund III, dated May 1, 2015, as supplemented to date;

•	the Statement of Additional Information relating to Columbia Variable Portfolio – Large Cap Growth Fund III, dated May 1, 2015, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund III for the year ended December 31, 2014 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund III for the period ended June 30, 2015;

Columbia Variable Portfolio – International Opportunities Fund (SEC file nos. 811-08481 and 333-40265)

•	the prospectus of Columbia Variable Portfolio – International Opportunities Fund, dated May 1, 2015, as supplemented to date;

•	the Statement of Additional Information relating to Columbia Variable Portfolio – International Opportunities Fund, dated May 1, 2015, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Variable Portfolio – International Opportunities Fund for the year ended December 31, 2014 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Variable Portfolio – International Opportunities Fund for the period ended June 30, 2015; and

Variable Portfolio – Loomis Sayles Growth Fund II (SEC file nos. 811-08481 and 333-40265) (known as Columbia Variable Portfolio – Marsico Growth Fund prior to November 20, 2015)

•	the prospectus of Variable Portfolio – Loomis Sayles Growth Fund II, dated May 1, 2015, as supplemented to date;

•	the Statement of Additional Information relating to Variable Portfolio – Loomis Sayles Growth Fund II, dated May 1, 2015, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Variable Portfolio – Loomis Sayles Growth Fund II for the year ended December 31, 2014 and the unaudited financial statements included in the Semiannual Report to Shareholders of Variable Portfolio – Loomis Sayles Growth Fund II for the period ended June 30, 2015.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call the Participating Insurance Company that issued your Contract.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
Section A — Reorganization Proposals	7
Summary	7
How Each Reorganization Will Work	7
Tax Consequences	7
Fees and Expenses	8
Proposal 1. Fees and Expenses. Reorganization of each of Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III into Columbia Variable Portfolio – Large Cap Growth Fund	9
Proposal 2. Fees and Expenses. Reorganization of Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund	12
Proposal 3. Fees and Expenses. Reorganization of Variable Portfolio – Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund	13
Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of each of Columbia Variable Portfolio – Large Cap Growth Fund III and Columbia Variable Portfolio – Large Cap Growth Fund II into Columbia Variable Portfolio – Large Cap Growth Fund	16
Comparison of each Selling Fund and the Buying Fund	16
Comparison of Investment Objectives	16
Comparison of Principal Investment Strategies	16
Comparison of Fundamental Investment Policies	17
Comparison of Additional Non-Fundamental Investment Policies	20
Comparison of Principal Risks	21
Comparison of Performance	23
Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund	27
Comparison of the Selling Fund and the Buying Fund	27
Comparison of Investment Objectives	27
Comparison of Principal Investment Strategies	27
Comparison of Fundamental Investment Policies	29
Comparison of Additional Non-Fundamental Investment Policies	31
Comparison of Principal Risks	32
Comparison of Performance	35
Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Variable Portfolio – Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund	38
Comparison of the Selling Fund and the Buying Fund	38
Comparison of Investment Objectives	38
Comparison of Principal Investment Strategies	38
Comparison of Fundamental Investment Policies	39
Comparison of Additional Non-Fundamental Investment Policies	41
Comparison of Principal Risks	42
Comparison of Performance	44
Additional Information about Each Reorganization	47
Terms of Each Reorganization	47
Conditions to Closing Each Reorganization	47
Termination of the Agreement	48
Tax Status of the Reorganizations	48
Reasons for the Proposed Reorganizations and Board Deliberations	51
Board Recommendation and Required Vote	55

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should carefully read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of the Selling Fund. For example, holders of Class 2 shares of a Selling Fund will receive Class 2 shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class 2 shares at the time of the Reorganization.

•

Reorganization costs will be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. Estimated reorganization costs are set forth in “Exhibit A – Costs of the Reorganizations.”

•

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S federal income tax purposes as a partnership or a regulated investment company (“RIC”).

•	A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Any such sales will cause such Selling Fund to incur transaction costs.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

The tax consequences of the Reorganizations differ depending on whether the Buying Fund is treated as a partnership or as a RIC for U.S. federal income tax purposes. As described below, none of the Reorganizations is expected to be a taxable event for Contract Owners. In addition, none of the Reorganizations is expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans.

In the Reorganizations described in Proposals 1 and 3 below, the Buying Fund is treated as a partnership for U.S. federal income tax purposes. Each of these Reorganizations is expected to be treated as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of

Reorganization Shares to shareholders of the Selling Fund in liquidation of the Selling Fund. This Reorganization will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein, and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of Selling Fund on any gain realized in connection with the Reorganization, as described in more detail in, and subject to the limited exceptions described in, the section entitled “Tax Status of the Reorganizations – The RIC-to-Partnership Reorganizations.”

In the Reorganization described in Proposal 2 below, the Buying Fund is treated as a RIC. This Reorganization is expected to be tax-free to shareholders for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations – The RIC-to-RIC Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of its Reorganization. A Selling Fund shareholder’s aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholder’s Selling Fund shares, and a Selling Fund shareholder’s holding period in the Reorganization Shares is expected to include the shareholder’s holding period in the Selling Fund shares.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code, or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S. federal income tax purposes as a partnership or a RIC.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The tables do not reflect fees or expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the tables.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect contractual changes in current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. “Pro forma expense ratios are based on the average net assets of each Buying Fund and the corresponding Selling Fund for the twelve months ended December 31, 2015, adjusted to reflect current and expected fees.” As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Threadneedle and/or its affiliates to waive fees and/or to reimburse expenses for a Buying Fund, if applicable and as noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

The Selling Funds have contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses or semi-annual shareholder report.

The fees and expenses below exclude one-time costs of the Reorganizations, which are estimated at $128,088 for Variable Portfolio – Loomis Sayles Growth Fund II, and $0.00 for each of Columbia Variable

Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III and Columbia Variable Portfolio – International Opportunities Fund. Reorganization costs will be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. In addition, Columbia Threadneedle has agreed to bear at least 50 percent of all expenses allocated to Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III. Any Reorganization expenses otherwise allocable to a Fund that are in excess of these limitations will be borne by Columbia Threadneedle or its affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Threadneedle or its affiliates will bear the costs associated with that Reorganization. Additional information regarding the costs of each Reorganization expected to be borne by each Fund is set forth in Exhibit A – Costs of the Reorganizations.”

Proposal 1. Fees and Expenses. Reorganization of Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III into Columbia Variable Portfolio – Large Cap Growth Fund

Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Variable Portfolio – Large Cap Growth Fund II (Current) (Selling Fund)	Class 1	Class 2
Management fees(1)	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.13%	0.13%

Total annual Fund operating expenses(2)	0.90%	1.15%

Columbia Variable Portfolio – Large Cap Growth Fund III (Current) (Selling Fund)	Class 1	Class 2
Management fees(1)	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.18%	0.18%

Total annual Fund operating expenses(2)	0.95%	1.20%

Columbia Variable Portfolio – Large Cap Growth Fund (Current) (Buying Fund)	Class 1	Class 2
Management fees(1)	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.08%	0.08%

Total annual Fund operating expenses(2)	0.80%	1.05%

The number of Reorganizations that occur will affect the total annual Fund operating expenses of the Buying Fund on a pro forma combined basis after the Reorganizations. The tables below present the pro forma combined total annual Fund operating expenses of the Buying Fund assuming (1) that shareholders of one, but not both, of the Reorganizations involving Columbia Variable Portfolio – Large Cap Growth Fund are consummated and (2) that all of the Reorganizations in Proposal 1 are consummated. Specifically, the first table shows the pro forma combined total annual Fund operating expenses of the Buying Fund assuming the combination of Reorganizations that results in the highest possible total annual Fund operating expenses, the Reorganization of only Columbia Variable Portfolio – Large Cap Growth Fund III, and the second table shows the pro forma combined total annual Fund operating expenses of the Buying Fund assuming the combination of Reorganizations that results in the lowest possible total annual Fund operating expenses, the Reorganization of all of the Selling Funds.

Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Highest) (Buying Fund)	Class 1	Class 2
Management fees(4)	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(4)	0.08%	0.08%

Total annual Fund operating expenses(2)	0.80%	1.05%
Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Lowest/All Reorganizations) (Buying Fund)	Class 1	Class 2
Management fees(4)	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(4)	0.08%	0.08%

Total annual Fund operating expenses(2)	0.79%	1.04%
Less: Fee waiver/expense reimbursement(3)	(0.03)%	(0.03)%
Total annual Fund operating expenses after fee waiver/expense reimbursement	0.76%	1.01%

(1)

Effective May 1, 2016, the Fund’s Investment Management Services Agreement will be combined with the Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees currently paid pursuant to separate agreements amounted to 0.71% and 0.06%, respectively, of average daily net assets for each of Columbia Variable Portfolio – Large Cap Growth Fund III and Columbia Variable Portfolio – Large Cap Growth Fund II, and 0.67% and 0.05%, respectively, of average daily net assets for Columbia Variable Portfolio – Large Cap Growth Fund.

(2)

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2016, unless sooner terminated at the sole discretion of each Fund’s Board of Trustees. Under this agreement, net operating expenses for each of Columbia Variable Portfolio – Large Cap Growth Fund and Columbia Variable Portfolio – Large Cap Growth Fund III, subject to applicable exclusions, will not exceed the annual rates of 0.79% for Class 1 and 1.04% for Class 2, and Columbia Variable Portfolio – Large Cap Growth Fund II’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.76% for Class 1 and 1.01% for Class 2.

(3)

Columbia Threadneedle and certain of its affiliates have further contractually agreed, assuming approval by shareholders of Columbia Variable Portfolio – Large Cap Growth Fund II, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as any reorganization costs, transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.76% for Class 1 and 1.01% for Class 2.

(4)

Effective May 1, 2016, the Fund’s Investment Management Services Agreement will be combined with the Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same as those shown in the “Shareholder Fees” and “Annual Fund Operating Expenses” tables above. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual

Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia Variable Portfolio – Large Cap Growth Fund III (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class 1	$97	$303	$525	$1,166
Class 2	$122	$381	$660	$1,455

Columbia Variable Portfolio – Large Cap Growth Fund II (Current) (Selling Fund)
Class 1	$92	$287	$498	$1,108
Class 2	$117	$365	$633	$1,398

Columbia Variable Portfolio – Large Cap Growth Fund (Current) (Buying Fund)
Class 1	$82	$255	$444	$990
Class 2	$107	$334	$579	$1,283

Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Highest) (Buying Fund)
Class 1	$82	$255	$444	$990
Class 2	$107	$334	$579	$1,283

Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Lowest/All Reorganizations) (Buying Fund)
Class 1	$78	$249	$436	$975
Class 2	$103	$328	$571	$1,268

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Those costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. For the year ended December 31, 2015, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	115%
Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	95%
Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)	56%

Proposal 2. Fees and Expenses. Reorganization of Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund

Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Variable Portfolio – International Opportunities Fund (Current) (Selling Fund)	Class 2
Management fees(1)	0.87%
Distribution and/or service (12b-1) fees	0.25%
Other expenses(1)	0.17%

Total annual Fund operating expenses(2)	1.29%

Columbia Variable Portfolio – Select International Equity Fund (Current) (Buying Fund)	Class 2
Management fees(1)	0.87%
Distribution and/or service (12b-1) fees	0.25%
Other expenses(1)	0.15%

Total annual Fund operating expenses(2)	1.27%

Columbia Variable Portfolio – Select International Equity Fund (Pro Forma) (Buying Fund)	Class 2
Management fees(3)	0.87%
Distribution and/or service (12b-1) fees	0.25%
Other expenses(3)	0.13%

Total annual Fund operating expenses(2)	1.25%
Less: Fee waiver/expense reimbursement(4)	(0.10)%
Total annual Fund operating expenses after fee waiver/expense reimbursement	1.15%

(1)

Effective May 1, 2016, the Fund’s Investment Management Services Agreement will be combined with the Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees currently paid pursuant to separate agreements amounted to 0.79% and 0.08%, respectively, of average daily net assets of the Fund.

(2)

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2016, unless sooner terminated at the sole discretion of each Fund’s Board of Trustees. Under these agreements, net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.15% for Class 2 of Columbia Variable Portfolio – International Opportunities Fund and 1.18% for Class 2 of Columbia Variable Portfolio – Select International Equity Fund.

(3)

Effective May 1, 2016, the Fund’s Investment Management Services Agreement will be combined with the Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees.

(4)

Columbia Threadneedle and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as any reorganization costs, transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.15% for Class 2.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying

Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same as those shown in the “Shareholder Fees” and “Annual Fund Operating Expenses” tables above. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia Variable Portfolio – International Opportunities Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class 2	$131	$409	$708	$1,556

Columbia Variable Portfolio – Select International Equity Fund (Current) (Buying Fund)
Class 2	$125	$390	$676	$1,489

Columbia Variable Portfolio – Select International Equity Fund (Pro Forma) (Buying Fund)
Class 2	$117	$387	$677	$1,503

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. For the year ended December 31, 2015, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	197%
Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)	57%

Proposal 3. Fees and Expenses. Reorganization of Variable Portfolio – Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund

Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Variable Portfolio – Loomis Sayles Growth Fund II (Current) (Selling Fund)	Class 1	Class 2
Management fees(1)	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.12%	0.12%

Total annual Fund operating expenses(2)	0.89%	1.14%

Variable Portfolio – Loomis Sayles Growth Fund (Current) (Buying Fund)	Class 1	Class 2
Management fees(1)	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.07%	0.07%

Total annual Fund operating expenses	0.75%	1.00%

Variable Portfolio – Loomis Sayles Growth Fund (Pro Forma) (Buying Fund)	Class 1	Class 2
Management fees(3)	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(3)	0.07%	0.07%

Total annual Fund operating expenses	0.74%	0.99%

(1)

Effective May 1, 2016, each Fund’s Investment Management Services Agreement will be combined with the respective Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees currently paid pursuant to separate agreements amounted to 0.71% and 0.06%, respectively, of average daily net assets for Variable Portfolio – Loomis Sayles Growth Fund II and 0.62% and 0.06%, respectively, of average daily net assets for Variable Portfolio – Loomis Sayles Growth Fund.

(2)

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2016, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.79% for Class 1 and 1.04% for Class 2.

(3)

Effective May 1, 2016, the Fund’s Investment Management Services Agreement will be combined with the Fund’s Administrative Services Agreement. As such, management fees reflect the combination of the advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same as those shown in the “Shareholder Fees” and “Annual Fund Operating Expenses” tables above. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Variable Portfolio – Loomis Sayles Growth Fund II (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class 1	$91	$284	$493	$1,096
Class 2	$116	$362	$628	$1,386

Variable Portfolio – Loomis Sayles Growth Fund (Current) (Buying Fund)
Class 1	$77	$240	$417	$930
Class 2	$102	$318	$552	$1,225

Variable Portfolio – Loomis Sayles Growth Fund (Pro Forma) (Buying Fund)
Class 1	$76	$237	$411	$918
Class 2	$101	$315	$547	$1,213

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. For the year ended December 31, 2015, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	146%
Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)	14%

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of each of Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III into Columbia Variable Portfolio – Large Cap Growth Fund

Prior to November 20, 2015, Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III were known as Columbia Variable Portfolio – Marsico 21st Century Fund and Columbia Variable Portfolio – Marsico Focused Equities Fund, respectively, and a subadviser provided day-to-day management of each Fund’s portfolio pursuant to a different investment strategy.

Comparison of each Selling Fund and the Buying Fund

Each Selling Fund and the Buying Fund:

•	Have Columbia Threadneedle as investment manager.

•	Have the same investment objectives and similar principal investment strategies.

•	Share the same portfolio management team as of November 20, 2015.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. Each Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of each Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Variable Portfolio – Large Cap Growth Fund II seeks long-term growth of capital.

Selling Fund: Columbia Variable Portfolio – Large Cap Growth Fund III seeks long-term growth of capital.

Buying Fund: Columbia Variable Portfolio – Large Cap Growth Fund seeks to provide shareholders with long-term capital growth.

Each Fund seeks the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of each Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have the same investment strategies. Each Fund normally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index (which includes companies with market capitalization between $717 million to $606.4 billion as of December 31, 2015). Each Fund invests primarily in common stocks of companies that Columbia Threadneedle believes have the potential for long-term, above-average earnings growth. As of December 1, 2015, Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III and the Buying Fund had invested 98.16%, 91.83% and 91.00% of their net assets, respectively, in equity securities of companies with market capitalization within this range. Each Fund may also invest up to 25% of its net assets in foreign investments, either directly in foreign securities or indirectly through depositary receipts. As of December 1, 2015, Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III and the Buying Fund had invested 9.96%, 9.09% and 12.99%, respectively, of their net assets in foreign securities.

Although Columbia Variable Portfolio – Large Cap Growth Fund III is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund, it is currently operating as a diversified fund. Each of the Buying Fund and Columbia Variable Portfolio – Large Cap Growth Fund II is diversified. After the Reorganization, the combined Fund will be a diversified Fund.

Each Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the information technology and technology-related sectors.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Threadneedle combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Threadneedle considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia Threadneedle may sell a security when the security’s price reaches a target set by Columbia Threadneedle; if Columbia Threadneedle believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Buying Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Threadneedle does not believe that the differences between the fundamental investment policies of each Selling Fund and the Buying Fund (other than the fact that Columbia Variable Portfolio – Large Cap Growth Fund III is non-diversified while the Buying Fund is diversified) result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

Each Fund’s fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund will not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund will not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.		The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations;	No stated policy.	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

Policy	Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Funds.
Industry Concentration	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Funds.		The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.		The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund will not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.		The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of

Policy	Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies		The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Comparison of Additional Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund in addition to those described above. Columbia Threadneedle does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

Each Fund’s additional non-fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
Illiquid Securities	No more than 15% of the net assets of the Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Short Selling	The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”) or the Fund segregates assets in the amount at least equal to the underlying security or asset.		The Fund is not prohibited from engaging in short sales, however, the Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.
Investments for the Purpose of Control	The Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries		The Fund is not prohibited from making investments for the purpose of exercising

Policy	Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
	solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)		control of management, however, the Fund will seek Board approval prior to utilizing such investments as an active part of its investment strategy.
Diversification	The Fund’s diversification policy is fundamental. (See above.)	The Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.	The Fund’s diversification policy is fundamental. (See above.)
Securities Lending	The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.		The Fund is not prohibited from engaging in securities lending, however, the Fund will seek Board approval prior to utilizing securities lending as an active part of its investment strategy.

A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Fund and the Selling Funds are the same because the Funds have the same investment objectives and principal investment strategies, and substantially similar investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund and each Selling Fund are subject to the principal risks described below.

•	Active Management Risk – Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives.

•

Depositary Receipts Risk – Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

•

Foreign Securities Risk – Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

•

Growth Securities Risk – Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•

Issuer Risk – An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•

Market Risk – Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility.

•

Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the information technology and technology-related sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

•

Non-Diversified Fund Risk – Columbia Variable Portfolio – Large Cap Growth Fund III is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 1 share information for each Fund is shown in the bar charts.

Tables. The tables below show total returns from investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date of each Selling Fund’s Class 2 shares is October 2, 2006. The returns shown for Class 2 shares include the returns of each Selling Fund’s Class 1 shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses, Class 2 shares have annual returns substantially similar to those of Class 1 shares, because all classes of the Selling Fund’s shares invest in the same portfolio of securities. The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

The inception date of the Buying Fund’s Class 1 and Class 2 shares is May 3, 2010. The returns shown for each of these classes of shares include the returns of the Buying Fund’s Class 3 shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to their inception date. Except for differences in expenses (where applicable), these classes of shares would have annual returns substantially similar to those of Class 3 shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. The Buying Fund’s returns do not reflect expenses that apply to your Contract. Inclusion of these charges would reduce total returns for all periods shown.

Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +19.71% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.09% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract or Qualified Plan, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the Russell 3000 Index (the Former Index). Columbia Threadneedle believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies effective November 20, 2015. The Fund’s performance shown below reflects returns achieved by a sub-adviser responsible for the Fund’s day-to-day management prior to November 20, 2015.

Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +16.26% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -22.41% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract or Qualified Plan, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the S&P 500 Index (the Former Index). Columbia Threadneedle believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies effective

November 20, 2015. The Fund’s performance shown below reflects returns achieved by a sub-adviser responsible for the Fund’s day-to-day management prior to November 20, 2015.

Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +17.25% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -24.78% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)
Class 1
Return before taxes	03/27/1998	1.48%	9.12%	6.41%

Class 2
Return before taxes	10/02/2006	1.26%	8.85%	6.11%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		5.67%	13.53%	8.53%

Russell 3000 Index (reflects no deduction for fees, expenses or taxes)		0.48%	12.18%	7.35%

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)
Class 1
Return before taxes	03/27/1998	2.57%	11.69%	6.72%

Class 2
Return before taxes	10/02/2006	2.30%	11.41%	6.45%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		5.67%	13.53%	8.53%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	7.31%

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
Class 1
Return before taxes	05/03/2010	9.12%	13.63%	6.84%

Class 2
Return before taxes	05/03/2010	8.80%	13.33%	6.61%

Class 3
Return before taxes	09/15/1999	9.00%	13.49%	6.77%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		5.67%	13.53%	8.53%

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•

Have Columbia Threadneedle as investment manager. The Buying Fund’s portfolio is managed, pursuant to a subadvisory agreement, by Threadneedle International Limited (“Threadneedle International” or “the Subadviser”), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of Columbia Threadneedle. Columbia Threadneedle is responsible for oversight of the Subadviser.

•

Share the same portfolio management team. The Selling Fund is managed by Threadneedle International portfolio managers pursuant to a personnel-sharing agreement between Threadneedle International and Columbia Threadneedle.

•	Have similar investment objectives and principal investment strategies.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Variable Portfolio – International Opportunities Fund seeks long-term growth of capital.

Buying Fund: Columbia Variable Portfolio – Select International Equity Fund seeks to provide shareholders with capital appreciation.

Each Fund seeks similar investment objectives.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have similar principal investment strategies. The Buying Fund normally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) and the Selling Fund normally invests at least 65% of its total assets in equity securities (including common stocks, preferred stock, and depositary receipts) of companies located in at least three countries other than the United States, including emerging market countries. As of December 1, 2015, the Buying Fund and the Selling Fund had invested 97.53% and 98.76% of their net assets, respectively, in equity securities of companies located in countries other than the United States. Each Fund invests in companies that are believed to have the potential for growth and each Fund typically employs a focused portfolio investing style. Each Fund may invest in equity securities of issuers of any market capitalization, as well as companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations. From time to time, each Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe, and may emphasize one or more economic sectors in selecting its investments, including the financial services sector. Each Fund may also invest in derivatives.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Variable Portfolio – International Opportunities Fund (the Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (the Buying Fund)
Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities (including common stock, preferred stock, and depositary receipts) of companies located in at least three countries other than the United States, including emerging market countries.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including common stock, preferred stock, and depositary receipts) of companies located in at least three countries other than the United States, including emerging market countries.
The Fund invests in companies that are believed to have the potential for growth. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
The Fund may invest in companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations. From time to time, the Fund may focus its investments in certain countries or geographic areas. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector.
The Fund may invest in derivatives, including futures contracts in an effort to enhance returns, to hedge existing positions, to manage the Fund’s overall risk exposure, to increase market or other exposure, and/or to increase investment flexibility (including using the derivative as a substitute for a position in an underlying security, asset, or other instrument or reference). Derivatives may be used by the Fund to obtain net long and/or net negative (short) exposure to a security, asset, or other instrument or reference.	The Fund may invest in derivatives and complex securities, including equity-linked notes (such as participation notes, or “P-Notes”) for investment purposes, including as a substitute for a position or exposure to an underlying equity(ies), index, or other asset or reference, and futures contracts in an effort to enhance returns, to hedge existing positions, to manage the Fund’s overall risk exposure, to increase market or other exposure, and/or to increase investment flexibility (including using the derivative as a substitute for a position in an underlying security, asset, or other instrument or reference). Derivatives may be used by the Fund to obtain net long and/or net negative (short) exposure to a security, asset, or other instrument or reference.

The Fund’s investment strategy may involve the frequent trading of portfolio securities.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Threadneedle is responsible for oversight of the Fund’s Subadviser, Threadneedle International, which chooses investments for the Buying Fund by:

•	Deploying an integrated approach to equity research that incorporates regional analyses, an international sector strategy, and stock specific perspectives;

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework;

•	Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles; and

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Threadneedle does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

Each Fund’s fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund will not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund will not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Policy	Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Funds.	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.
Industry Concentration	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Funds.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Real Estate	The Fund will not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Comparison of Additional Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund in addition to those described above. Columbia Threadneedle does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

Each Fund’s additional non-fundamental investment policies are set forth below:

Policy	Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Illiquid Securities	No more than 15% of the net assets of the Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Short Selling	The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”) or the Fund segregates assets in the amount at least equal to the underlying security or asset.	The Fund is not prohibited from engaging in short sales, however, the Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Differences between each Selling Fund’s fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose each Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Funds are substantially similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund and the Selling Fund are subject to the principal risks described below, except Counterparty Risk and Derivatives Risk/Equity-Linked Notes Risk, which are only applicable to the Buying Fund.

•	Active Management Risk – Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives.

•

Counterparty Risk – Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

•

Depositary Receipts Risk – Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

•

Derivatives Risk – Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility for the Fund. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and/or liquidity risk.

•

Derivatives Risk/Equity-Linked Notes Risk – An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund’s investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. Often taking the form of unsecured notes of the issuer, ELNs also subject the Fund to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.

•

Derivatives Risk/Futures Contracts Risk – The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses for the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

•

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

•	Focused Portfolio Risk – Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

•

Foreign Securities Risk – Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

•

Frequent Trading Risk – The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.

•

Geographic Concentration Risk – The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

•

Geographic Concentration Risk/Asia Pacific Region Risk – Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

•

Geographic Concentration Risk/Europe Risk – The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

•

Growth Securities Risk – Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•

Issuer Risk – An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•

Market Risk – Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility.

•

Preferred Stock Risk – Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

•

Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the financial services sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

•

Special Situations Risk – Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 2 share information is shown in the bar charts.

Tables. The tables below show total returns from investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date for the Selling Fund’s Class 2 shares is March 27, 1998.

The inception date of the Buying Fund’s Class 2 shares is May 3, 2010. The performance of the Buying Fund’s Class 2 shares shown in the bar chart and table begins before the indicated inception date for such class. The returns shown for such class include the returns of the Fund’s Class 3 shares (adjusted to reflect the higher class-related operating expenses of such class, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities. The Buying Fund’s returns do not reflect expenses that apply to your Contract. Inclusion of these charges would reduce total returns for all periods shown.

Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)

CLASS 2 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +26.83% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.82% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)

CLASS 2 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +19.23% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -20.65% (quarter ended September 30, 2011).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – International Opportunities Fund (Selling Fund):

Class 2
Return before taxes	03/27/1998	-0.03%	2.40%	2.99%

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-0.81%	3.60%	3.03%

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Columbia Variable Portfolio – Select International Equity Fund (Buying Fund):

Class 1
Return before taxes	05/03/2010	5.20%	4.00%	3.97%

Class 2
Return before taxes	05/03/2010	4.94%	3.75%	3.69%

Class 3
Return before taxes	01/13/1992	5.03%	3.88%	3.89%

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes.)		-0.81%	3.60%	3.03%

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Variable Portfolio – Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund

Prior to November 20, 2015, Variable Portfolio – Loomis Sayles Growth Fund II was known as Columbia Variable Portfolio – Marsico Growth Fund, and a different sub-adviser was responsible for the Fund’s day-to-day management.

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Threadneedle as investment manager.

•	Have the same investment objectives and similar principal investment strategies.

•	Have Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as a subadviser and have the same portfolio manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Variable Portfolio – Loomis Sayles Growth Fund II seeks long-term growth of capital.

Buying Fund: Variable Portfolio – Loomis Sayles Growth Fund seeks to provide shareholders with long-term capital growth.

Each Fund seeks the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of each of the Buying Fund and the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have the same investment strategies. Each Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase (between $717 million and $606.4 billion as of December 31, 2015). As of December 1, 2015, the Buying Fund and the Selling Fund had invested 97.66% and 98.45% of their net assets, respectively, in equity securities of companies with market capitalization within this range. Each Fund may also invest up to 25% of its net assets in foreign investments, including emerging market securities, either directly or indirectly through depositary receipts. As of December 1, 2015, the Buying Fund and the Selling Fund had invested 21.02% and 21.13% of their net assets, respectively, in foreign securities.

Neither Fund will concentrate its assets in any single industry, but each Fund may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. Each Fund will typically invest in a limited number of companies.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Loomis Sayles normally invests across a wide range of sectors and industries. Loomis Sayles employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value.

Loomis Sayles will consider selling a portfolio investment when it believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with Loomis Sayles’ investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which Loomis Sayles deems appropriate.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Threadneedle does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference between the way the Funds have been managed and the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

Each Fund’s fundamental investment policies are set forth below:

Policy	Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund will not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund will not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Policy	Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Funds.	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Industry Concentration	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Funds.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Real Estate	The Fund will not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Comparison of Additional Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Threadneedle does not believe that the differences between the non-fundamental policies of the Funds result in any material differences between the way the Funds have been managed and the way the combined Fund will be managed.

Each Fund’s non-fundamental investment policies are set forth below:

Policy	Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Illiquid Securities	No more than 15% of the net assets of the Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Short Selling	The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”) or the Fund segregates assets in the amount at least equal to the underlying security or asset.	The Fund is authorized to sell securities short, although not as a matter of non-fundamental investment policy.

Policy	Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Columbia Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Investments for the Purpose of Control	The Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)	No stated policy.
Securities Lending	The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.	Fund may lend up to 33%, or such lower percentage specified by the Fund or investment adviser, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities, although not as a matter of non-fundamental investment policy.

A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Fund and the Selling Fund are the same because the Funds have the same investment objectives and principal investment strategies, and substantially similar investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund and the Selling Fund are subject to the principal risks described below.

•	Active Management Risk – Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives.

•

Depositary Receipts Risk – Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

•

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

•	Focused Portfolio Risk – Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

•

Foreign Securities Risk – Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

•

Growth Securities Risk – Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•

Issuer Risk – An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•

Market Risk – Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility.

•

Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the information technology sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Selling Fund is also subject to this principal risk. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class 1 share information is shown in the bar charts.

Tables. The tables below show total returns from investments in the indicated classes of shares of each Fund. The returns shown are compared to broad measures of market performance shown for the same periods.

The inception date for the Selling Fund’s Class 2 shares is October 2, 2006. The returns shown for Class 2 shares include the returns of the Selling Fund’s Class 1 shares for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), Class 2 shares have annual returns substantially similar to those of Class 1 shares, because all classes of the Selling Fund’s shares invest in the same portfolio of securities. The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

The inception date of the Buying Fund’s Class 1 and Class 2 shares is May 7, 2010. The Buying Fund’s returns do not reflect expenses that apply to your Contract. Inclusion of these charges would reduce total returns for all periods shown.

Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +16.01% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -20.23% (quarter ended December 31, 2008).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the S&P 500 Index (the Former Index). Columbia Threadneedle believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies. The Fund’s performance shown below reflects returns achieved by a sub-adviser responsible for the Fund’s day-to-day management prior to November 20, 2015.

Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)

CLASS 1 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +15.99% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -14.95% (quarter ended September 30, 2011).

These returns do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses. The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers.

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	10 years
Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund):
Class 1
Return before taxes	03/27/1998	2.17%	10.63%	6.77%

Class 2
Return before taxes	10/02/2006	1.88%	10.35%	6.50%

Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)		5.67%	13.53%	8.53%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)		1.38%	12.57%	7.31%

Average Annual Total Returns (for periods ended December 31, 2015)

	Share Class Inception Date	1 year	5 years	Life of Fund
Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund):
Class 1
Return before taxes	05/07/2010	10.61%	12.86%	13.79%

Class 2
Return before taxes	05/07/2010	10.30%	12.59%	13.50%

Russell 1000 Growth Index		5.67%	13.53%	15.18%

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the first half of 2016, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•

The Selling Fund has delivered to the corresponding Buying Fund a certificate executed in its name by a President or a Vice President and its Treasurer or an Assistant Treasurer, in form an substance satisfactory to the Buying Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Buying Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•	The Selling Fund and the corresponding Buying Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

With respect to each of the RIC-to-Partnership Reorganizations (defined below), described in Proposals 1 and 3, the Selling Fund and the corresponding Buying Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations – The RIC-to-Partnership Reorganizations,” the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of the Selling Fund on any gain realized in connection with the Reorganization.

•

With respect to the RIC-to-RIC Reorganization (defined below), described in Proposal 2, the Selling Fund and the corresponding Buying Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations – The RIC-to-RIC Reorganization,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Threadneedle will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Selling Fund is treated as a RIC for U.S. federal income tax purposes. The Buying Fund in each of the Reorganizations listed in Table 1 below (“RIC-to-Partnership Reorganizations”) is, and the combined Fund will be, treated as a partnership. The Buying Fund in the Reorganization listed in Table 2 below (“RIC-to-RIC Reorganization”) is, and the combined Fund will be, treated as a RIC for U.S. federal income tax purposes. The tax consequences of the Reorganizations differ depending on whether the Buying Fund is treated as a partnership or as a RIC for U.S. federal income tax purposes.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Buying Fund is treated for U.S. federal income tax purposes as a partnership or a RIC.

None of the Reorganizations is expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans. Special tax rules apply to investments through such accounts. Persons investing through such accounts should consult their tax advisers to determine the precise effect of a Reorganization in light of their particular tax situation.

The RIC-to-Partnership Reorganizations

Table 1.

Selling Fund/s	Buying Fund	Proposal #
Columbia Variable Portfolio – Large Gap Growth Fund II	Columbia Variable Portfolio – Large Gap Growth Fund	1
Columbia Variable Portfolio – Large Gap Growth Fund III
Columbia Variable Portfolio – Loomis Sayles Growth Fund II	Columbia Variable Portfolio – Loomis Sayles Growth Fund	3

Each of the RIC-to-Partnership Reorganizations is expected to be treated for U.S. federal income tax purposes as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of Reorganization Shares to shareholders of the Selling Fund in liquidation of the Selling Fund. Any capital gain recognized by the Selling Fund in the Reorganization will be distributed to the shareholders in the form of Reorganization Shares. As a condition to the closing of the RIC-to-Partnership Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•

Under Section 723 of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, except in the case of assets with respect to which the Selling Fund recognizes gain or loss upon the contribution of such assets to the Buying Fund.

•

Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization, other than certain assets with respect to which gain or loss is recognized by the Selling Fund as described in the first bullet point above, will include the Selling Fund’s holding periods in such assets.

•

Under Sections 852(b) and 561(a) of the Code, the Selling Fund’s distribution of the Reorganization Shares will eliminate the tax liability of the Selling Fund with respect to any gain recognized upon the distribution of the Reorganization Shares to Selling Fund shareholders.

The opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, any capital gains distributed to the shareholders or recognized by the shareholders in the Reorganization will not be currently taxable to Contract Owners. Accordingly, the RIC-to-Partnership Reorganization is not expected to result in any tax liability or tax effect to Contract Owners including by virtue of any gain realized by the Selling Fund or the fact that the Buying Fund will be treated as a partnership rather than a RIC for U.S. federal income tax purposes.

Similarly, the RIC-to-Partnership Reorganization is not expected to be a taxable event for investors that hold shares in tax-advantaged accounts, including by virtue of any gain realized by the Selling Fund or the fact that the Buying Fund will be treated as a partnership rather than a RIC for U.S. federal income tax purposes.

The RIC-to-RIC Reorganization

Table 2.

Selling Fund	Buying Fund	Proposal #
Columbia Variable Portfolio – International Opportunities Fund	Columbia Variable Portfolio – Select International Equity Fund	2

The RIC-to-RIC Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, the Selling Fund will not recognize gain or loss upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•	Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Selling Fund shares for Reorganization Shares.

•

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

•

Under Section 1032 of the Code, the Buying Fund will not recognize gain or loss upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•

Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in the second bullet point above.

•

Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Fund.

•

The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize gain or loss for federal income tax purposes equal to the difference between its tax basis in its Selling Fund shares and the fair market value of the Reorganization Shares it received.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the RIC-to-RIC Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners. In addition, the RIC-to-RIC Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, is not expected to be a taxable event for investors that hold shares in tax-advantaged accounts.

Although it is not expected to affect Contract Owners or investors that hold shares in tax-advantaged accounts, as a result of the RIC-to-RIC Reorganization, each Fund participating in the Reorganization may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the RIC-to-RIC Reorganization.

Tax Considerations Applicable to the RIC-to-Partnership Reorganizations and the RIC-to-RIC Reorganization

A portion of the portfolio assets of a Buying Fund or Selling Fund may be sold at any time before or after a Reorganization in connection with the Reorganization. Any gains recognized in any such sales on a net basis, after reduction by any available losses as appropriate, will be distributed to shareholders during or with respect to the year of sale. Further, each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, these distributions will not create any tax liability for Contract Owners. In addition, these distributions are not expected to be taxable events for investors that hold shares in tax-advantaged accounts.

Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the prospectus or other information provided by the Participating Insurance Company regarding their Contracts.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders and Contract Owners should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of a Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Columbia Variable Portfolio – Large

Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III, Columbia Variable Portfolio – International Opportunities Fund and Variable Portfolio – Loomis Sayles Growth Fund II are overseen by the Columbia Funds Board (the “Board”). At regular meetings of the Board in November and December 2015, the Board considered the Reorganization of each Selling Fund, as proposed by Columbia Threadneedle. In connection with those Board meetings, Columbia Threadneedle and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. The Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Threadneedle’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the substantial similarities of the investment objectives and principal investment strategies of the Selling Fund and the corresponding Buying Fund;

4.	the operating expenses that shareholders of each class of shares of the Selling Fund and Buying Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline or remain the same as a result of the Reorganization and including Columbia Threadneedle’s contractual agreement to limit the total operating expenses of Columbia Variable Portfolio – Large Cap Growth Fund and Columbia Variable Portfolio – Select International Equity Fund (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the corresponding Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization and the potential for economies of scale;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of the Selling Fund and the corresponding Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	for Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III and Variable Portfolio – Loomis Sayles Growth Fund II shareholders, the expected U.S. federal income tax consequences of the Reorganization, including that the Reorganizations are not expected to be taxable events for Contract Owners investing through Contracts that qualify for tax-deferred treatment under the Code, even though in each case a RIC is merging into a partnership (see “Tax Status of the Reorganizations”);

9.

for Columbia Variable Portfolio- International Opportunities Fund, the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Selling Fund’s pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

10.	the potential benefits of the Reorganization to Columbia Threadneedle and its affiliates;

11.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

12.	brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire);

13.	that the direct costs associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Threadneedle anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization; and

14.	that with respect to the Columbia Variable Portfolio- Large Cap Growth Fund II, Columbia Variable Portfolio- Large Cap Growth Fund III and Variable Portfolio- Loomis Sayles Growth Fund II, Columbia Threadneedle has agreed to bear at least 50 percent of the Reorganization costs of each Selling Fund, such that each such Selling Fund would only bear up to 50 percent of the Reorganization costs, and only to the extent such costs would not exceed the estimated savings experienced by the Fund’s shareholders in the first year following the Reorganization; and

15.	Columbia Threadneedle’s representation that the Reorganization is not expected to result in diminution in the level or quality of services that Selling Fund shareholders currently receive.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline Columbia Threadneedle’s product offerings by reducing the number of funds in the Columbia Fund Complex. Reducing the number of funds in the complex is intended to enhance each Fund’s prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. The Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have the same investment objectives and, in some cases, substantially identical principal investment strategies. Specifically, the Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Variable Portfolio – Large Cap Growth Fund II into Columbia Variable Portfolio – Large Cap Growth Fund

Among other factors, the Columbia Funds Board considered that the Funds have the same investment objective of long-term capital growth, and that the Funds have the same principal investment strategies. The Board also noted that, as of November 20, 2015, the Funds share the same portfolio management team.

Columbia Variable Portfolio – Large Cap Growth Fund III into Columbia Variable Portfolio – Large Cap Growth Fund

Among other factors, the Columbia Funds Board considered that the Funds have the same investment objective of long-term capital growth, and that the Funds have substantially similar principal investment strategies. The Board also noted that, as of November 20, 2015, the Funds share the same portfolio management team.

Proposal 2

Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund

The Board noted that Columbia Variable Portfolio – International Opportunities Fund and Columbia Variable Portfolio – Select International Equity Fund have similar investment objectives. The Board noted the commonality that both Funds invest a majority of their assets in equity securities of companies located in at least three countries other than the United States, including emerging market countries, and employ a focused portfolio investing style, which results in fewer holdings than a diversified fund.

Proposal 3

Variable Portfolio – Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund

The Board noted that Variable Portfolio – Loomis Sayles Growth Fund II and Variable Portfolio – Loomis Sayles Growth Fund seek the same investment objective of long-term capital growth through a portfolio of equity securities that are believed to have potential for long-term growth. The Board also noted further commonality that, as of November 20, 2015, both Funds share the same principal investment strategies and that, as of that date, are managed by the same sub-adviser using the same investment style.

EXPENSE RATIO. The Board took into account the fact that the total annual operating expense ratio of each applicable Selling Fund (after fee waivers/reimbursements) is expected to decrease or remain unchanged following its Reorganization.

INVESTMENT PERFORMANCE. The Board considered the relative performance record of each Selling Fund and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Variable Portfolio – Large Cap Growth Fund II into Columbia Variable Portfolio – Large Cap Growth Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending September 30, 2015, during which Columbia Variable Portfolio – Large Cap Growth Fund’s performance was better than that of Columbia Variable Portfolio – Large Cap Growth Fund II for the one-, three- and five-year periods, but Columbia Variable Portfolio – Large Cap Growth Fund II’s performance was better for the 10-year period. The Board noted that, as of November 20, 2015, both the Selling Fund and the Buying Fund are managed by the same portfolio management team in a substantially identical manner.

Columbia Variable Portfolio – Large Cap Growth III into Columbia Variable Portfolio – Large Cap Growth Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending September 30, 2015, during which Columbia Variable Portfolio – Large Cap Growth Fund’s performance was better than that of Columbia Variable Portfolio – Large Cap Growth Fund II for the one-, three- and five-year periods, but Columbia Variable Portfolio – Large Cap Growth Fund III’s performance was better for the 10-year period. The Board noted that, as of November 20, 2015, both the Selling Fund and the Buying Fund are managed by the same portfolio management team in a substantially identical manner.

Proposal 2

Columbia Variable Portfolio – International Opportunities Fund into Columbia Variable Portfolio – Select International Equity Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending September 30, 2015, during which Columbia Variable Portfolio – Select International Equity Fund’s performance was better for the one-, three-, five-, and 10-year periods.

Proposal 3

Variable Portfolio –Loomis Sayles Growth Fund II into Variable Portfolio – Loomis Sayles Growth Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending September 30, 2015, during which Variable Portfolio – Loomis Sayles Growth Fund’s performance was better for the one-, three- and five-year periods. The Columbia Funds Board also noted that the Variable Portfolio – Loomis Sayles Growth Fun did not have 10-year performance history. The Board also observed that, as of November 20, 2015, both the Selling Fund and the Buying Fund are managed by the same portfolio management team in a substantially identical manner.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. The Board also considered the potential benefits to Columbia Threadneedle resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The Board also considered Columbia Threadneedle’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund overseen by the Board.

TAX CONSEQUENCES. The Board considered information regarding the relative tax situations of the Selling Funds and the corresponding Buying Funds. As for Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III and Variable Portfolio – Loomis Sayles Growth Fund II shareholders, the Board noted that the Reorganizations are not expected to be taxable events for Contract Owners investing through Contracts that qualify for tax-deferred treatment under the Code, even though in each case a RIC is merging into a partnership. As for the Columbia Variable Portfolio – International Opportunities Fund, the Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (such as the resulting tax impact of each proposed Reorganization to the Selling Funds’ shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the affected Funds).

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the first half of 2016.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on January 22, 2016 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Selling Fund are entitled to vote based on the ratio their interests bear to the interests of all holders entitled to vote. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class 1	Class 2	Total
Columbia Variable Portfolio – Large Cap Growth Fund II
Shares Outstanding	412,210.515	5,774,217.011	6,186,427.526
Total Votes to which Entitled	412,210.515	5,774,217.011	6,186,427.526

Columbia Variable Portfolio – Large Cap Growth Fund III
Shares Outstanding	3,473,289.440	181.277	3,473,470.717
Total Votes to which Entitled	3,473,289.440	181.277	3,473,470.717

Columbia Variable Portfolio – International Opportunities Fund
Shares Outstanding		7,878,871.350	7,878,871.350
Total Votes to which Entitled		7,878,871.350	7,878,871.350

Variable Portfolio – Loomis Sayles Growth Fund II
Shares Outstanding	8,096,527.986	1,058,530.133	9,155,058.119
Total Votes to which Entitled	8,096,527.986	1,058,530.133	9,155,058.119

Shares of the Selling Funds are owned of record predominantly by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at the meeting. However, as a Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct their Participating Insurance Company how they wish the Selling Fund shares attributable to his or her contract to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote the shares attributable to his or her Contract. The Participating Insurance Companies will vote shares of each Selling Fund as instructed by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Participating Insurance Company will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement.

The Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving voting instructions has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Selling Fund shares even if only a small number of Contract Owners forward voting instructions, it is possible that a small number of Contract Owners may determine the outcome of the vote for a Selling Fund.

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For each Selling Fund, one-third of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against a Reorganization.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the Reorganization of the shareholder’s Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder’s Proxy. A Shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date or by attending the Meeting and casting its vote in person. If a shareholder authorizes its proxy by internet or telephone, it may change its vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its vote in person. Merely attending the Meeting without voting will not revoke a prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund as well as certain other Columbia Funds with respect to other proposals, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Threadneedle and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue,

Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia Variable Portfolio – Large Cap Growth Fund II	$11,302
Columbia Variable Portfolio – Large Cap Growth Fund III	$25,075
Columbia Variable Portfolio – International Opportunities Fund	$60,285
Variable Portfolio – Loomis Sayles Growth Fund II	$63,338

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Selling Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Neither Contract Owners nor shareholders of the Selling Funds have appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Selling Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
C-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
C-3	Financial highlights of each Buying Fund

Each Fund’s Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of December 31, 2015 for each Selling Fund and, with respect to each corresponding Buying Fund, on a pro forma basis, assuming the proposed Reorganizations had taken place as of that date. For the Reorganizations involving Columbia Variable Portfolio – Large Cap Growth Fund, the table shows the pro forma capitalization of the Buying Fund assuming the combination of Reorganizations that results in the highest possible total annual Fund operating expenses, the Reorganization of only Columbia Variable Portfolio – Large Cap Growth Fund III, and the pro forma capitalization of the Buying Fund assuming the combination of Reorganizations that results in the lowest possible total annual Fund operating expenses, the Reorganization of both Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III. The pro forma combined net assets are determined by adding the net assets of the Selling Fund (or Selling Funds, if more than one in a particular Reorganization) and the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Fund (or Selling Funds, if more than one in a particular Reorganization) by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)
Class 1	$55,820,384	$15.94	3,502,646
Class 2	$2,868	$15.82	181

Total	$55,823,252		3,502,827

Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)
Class 1	$6,101,012	$14.66	416,239
Class 2	$83,902,541	$14.36	5,844,552

Total	$90,003,553		6,260,791

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Variable Portfolio – Large Cap Growth Fund (Current) (Buying Fund)**
Class 1	$1,198,463,749	$12.92	92,767,892
Class 2	$32,835,056	$12.73	2,578,541
Class 3	$252,249,767	$12.84	19,645,336

Total	$1,483,548,572		114,991,769

Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Highest)**
Class 1	$1,254,284,133	$12.92	97,088,355
Class 2	$32,837,924	$12.73	2,578,766
Class 3	$252,249,767	$12.84	19,645,336

Total	$1,539,371,824		119,312,457

Columbia Variable Portfolio – Large Cap Growth Fund (Pro Forma — Lowest/All Reorganizations)**
Class 1	$1,260,385,145	$12.92	97,560,570
Class 2	$116,740,465	$12.73	9,169,696
Class 3	$252,249,767	$12.84	19,645,336

Total	$1,629,375,377		126,375,602

Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)
Class 2	$138,770,786	$17.55	7,907,561

Total	$138,770,786		7,907,561

Columbia Variable Portfolio – Select International Equity Fund (Current) (Buying Fund)
Class 1	$11,980,927	$13.60	881,226
Class 2	$16,240,057	$13.55	1,198,860
Class 3	$314,648,498	$13.58	23,169,556

Total	$342,869,482		25,249,642

Columbia Variable Portfolio – Select International Equity Fund (Pro Forma Combined)**
Class 1	$11,980,927	$13.60	881,226
Class 2	$155,010,843	$13.55	11,440,246
Class 3	$314,648,498	$13.58	23,169,556

Total	$481,640,268		35,491,028

Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)
Class 1	$206,181,617	$25.23	8,173,439
Class 2	$26,916,345	$25.11	1,071,873

Total	$233,097,962		9,245,312

Fund	Net assets	Net asset value per share	Shares outstanding
Variable Portfolio – Loomis Sayles Growth Fund (Current) (Buying Fund)
Class 1	$2,206,011,482	$20.75	106,337,414
Class 2	$6,398,844	$20.46	312,819

Total	$2,212,410,326		106,650,233

Variable Portfolio – Loomis Sayles Growth Fund (Pro Forma Combined)**
Class 1	$2,412,076,312	$20.75	116,268,417
Class 2	$33,300,388	$20.46	1,627,655

Total	$2,445,376,700		117,896,072

*	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.
**	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of November 30, 2015 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	Delaware Life Insurance Company	90.20%	N/A

Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	Hartford Life Insurance Company	45.42%	N/A

	Anchor National Life Insurance Company	47.91%	N/A

Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)	Delaware Life Insurance Company	N/A	5.42%
	Hartford Life Insurance Company	N/A	1.86%

	Affiliated Fund-of-Funds Aggregate Ownership(1)(2)	76.31%	69.32%

	Anchor National Life Insurance Company	N/A	1.74%

Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)	GE Life & Annuity Insurance Company	53.32%	N/A
	Riversource Life Account for Inside Distribution (Life)	27.97%	N/A

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)	GE Life & Annuity Insurance Company	N/A	15.45%

	Riversource Life Account for Inside Distribution (Life)	95.87%	76.20%

Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	Riversource Life Account for Inside Distribution (Life)	62.49%	N/A

Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)	Affiliated Fund-of-Funds Aggregate Ownership(1)(2)	98.26%	88.79%

	Riversource Life Account for Inside Distribution (Life)	N/A	6.25%

(1)

Includes the aggregate ownership of the following affiliated funds of funds: Columbia Variable Portfolio - Managed Volatility Growth Fund, Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund, Variable Portfolio - Aggressive Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, Variable Portfolio - Moderately Conservative Portfolio and Variable Portfolio - Moderate Portfolio.

(2)

Investments by funds-of-funds advised by Columbia Threadneedle (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of November 30, 2015. As of November 30, 2015, the officers and trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)
Class 1	Hartford Life Insurance Company	71.30%	N/A
	Transamerica Life Insurance Company	10.28%	N/A
	Anchor National Life Insurance Company	17.57%	N/A
Class 2	Delaware Life Insurance Company	96.73%	N/A

Columbia Variable Portfolio – Variable Portfolio – Large Cap Growth Fund III (Selling Fund)
Class 1	Hartford Life Insurance Company	45.43%	N/A
	Transamerica Life Insurance Company	5.65%	N/A
	Anchor National Life Insurance Company	47.91%	N/A
Class 2	Columbia Management Investment Advisers LC	100.00%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)
Class 1	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	94.32%	89.60%
	Hartford Life Insurance Company	N/A	2.40%
	Transamerica Life Insurance Company	N/A	0.31%
	Anchor National Life Insurance Company	N/A	2.25%
Class 2	Delaware Life Insurance Company	15.66%	74.83%
	RiverSource Life Account For Inside Distribution (Life)	78.06%	21.08%
	Columbia Management Investment Advisers LLC	N/A	0.00%

Columbia Variable Portfolio – International Opportunities Fund (Selling Fund)
Class 2	Delaware Life Insurance Company	5.08%	N/A
	GE Life & Annuity Assurance Company	53.32%	N/A
	Hartford Life Insurance Company	8.87%	N/A
	RiverSource Life Account For Inside Distribution (Life)	27.97%	N/A

Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)
Class 2	Delaware Life Insurance Company	5.63%	5.14%
	RiverSource Life Account For Inside Distribution (Life)	92.08%	34.33%
	Ge Life & Annuity Assurance Company	N/A	48.03%
	Hartford Life Insurance Company	N/A	7.99%

Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)
Class 1	Ge Life & Annuity Assurance Company	11.62%	N/A
	Hartford Life Insurance Company	8.16%	N/A
	RiverSource Life Account For Inside Distribution (Life)	70.95%	N/A
Class 2	Delaware Life Insurance Company	98.11%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)
Class 1	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	98.52%	90.05%
	Ge Life & Annuity Assurance Company	N/A	1.00%
	Hartford Life Insurance Company	N/A	0.70%
	RiverSource Life Account For Inside Distribution (Life)	N/A	6.10%
Class 2	RiverSource Life Account For Inside Distribution (Life)	97.27%	16.89%
	Delaware Life Insurance Company	N/A	81.08%

(1)

Includes the aggregate ownership of the following affiliated funds of funds: Columbia Variable Portfolio – Managed Volatility Growth Fund, Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund, Variable Portfolio – Aggressive Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, Variable Portfolio – Moderately Conservative Portfolio and Variable Portfolio – Moderate Portfolio.

(2)

Investments by funds-of-funds advised by Columbia Threadneedle (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for each Buying Fund has been audited by PricewaterhouseCoopers LLP, except that the information shown for the six-month period ended June 30, 2015 is unaudited. The auditor is an independent registered public accounting firm, whose reports, along with the Buying Funds’ financial statements, are included in the Buying Funds’ annual report to shareholders. The independent registered public accounting firms’ reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment of a Buying Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Financial Highlights — Variable Portfolio – Large Cap Growth Fund

Class 1

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$11.84		$10.37	$7.95	$6.61	$6.82	$6.34

Income from Investment Operations:
Net investment income	0.02		0.06	0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss)	1.00		1.41	2.37	1.29	(0.24)	0.46

Total from investment operations	1.02		1.47	2.42	1.34	(0.21)	0.48

Net Asset Value, End of Period	$12.86		$11.84	$10.37	$7.95	$6.61	$6.82

Total return	8.61%		14.18%	30.44%	20.27%	(3.08)%	7.57%

Ratios to Average Net Assets(b)
Total gross expenses	0.80%	(c)	0.80%	0.81%	0.88%	0.89%	0.83%	(c)
Total net expenses(d)	0.79%	(c)	0.79%	0.79%	0.78%	0.77%	0.83%	(c)
Net investment income	0.28%	(c)	0.59%	0.55%	0.64%	0.51%	0.60%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$1,277,572		$1,003,539	$1,166,312	$46,512	$44,092	$5
Portfolio turnover	29%		71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.
(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Large Cap Growth Fund

Class 2

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$11.70		$10.27	$7.90	$6.58	$6.81	$6.34

Income from Investment Operations:
Net investment income	0.00	(b)	0.04	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	0.99		1.39	2.34	1.29	(0.25)	0.45

Total from investment operations	0.99		1.43	2.37	1.32	(0.23)	0.47

Net Asset Value, End of Period	$12.69		$11.70	$10.27	$7.90	$6.58	$6.81

Total return	8.46%		13.92%	30.00%	20.06%	(3.38)%	7.41%

Ratios to Average Net Assets(c)
Total gross expenses	1.05%	(d)	1.05%	1.06%	1.13%	1.15%	1.09%	(d)
Total net expenses(e)	1.04%	(d)	1.04%	1.04%	1.03%	1.02%	1.09%	(d)
Net investment income	0.02%	(d)	0.36%	0.28%	0.43%	0.26%	0.50%	(d)

Supplemental Data
Net assets, end of period (in thousands)	$24,811		$18,783	$14,196	$9,741	$7,907	$320
Portfolio turnover	29%		71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.
(b)	Rounds to zero.
(c)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Large Cap Growth Fund

Class 3

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Data
Net Asset Value, Beginning of Period	$11.78		$10.33	$7.93	$6.60	$6.82	$5.82

Income from Investment Operations:
Net investment income	0.01		0.05	0.04	0.04	0.01	0.02
Net realized and unrealized gain (loss)	1.00		1.40	2.36	1.29	(0.23)	0.98

Total from investment operations	1.01		1.45	2.40	1.33	(0.22)	1.00

Net Asset Value, End of Period	$12.79		$11.78	$10.33	$7.93	$6.60	$6.82

Total return	8.57%		14.04%	30.26%	20.15%	(3.23)%	17.16%

Ratios to Average Net Assets(a)
Total gross expenses	0.92%	(b)	0.93%	0.94%	1.00%	0.99%	0.93%
Total net expenses(c)	0.91%	(b)	0.91%	0.92%	0.91%	0.92%	0.93%
Net investment income	0.14%	(b)	0.47%	0.40%	0.52%	0.21%	0.34%

Supplemental Data
Net assets, end of period (in thousands)	$245,546		$227,180	$224,919	$194,870	$188,852	$233,165
Portfolio turnover	29%		71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Annualized.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Select International Equity Fund

Class 1

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$13.06		$14.53	$12.09	$10.44	$12.09	$10.67

Income from Investment Operations:
Net investment income	0.09		0.21	0.16	0.21	0.18	0.03
Net realized and unrealized gain (loss)	1.38		(1.43)	2.51	1.63	(1.66)	1.49

Total from investment operations	1.47		(1.22)	2.67	1.84	(1.48)	1.52

Less Distributions to Shareholders:
Net investment income	(0.10)		(0.25)	(0.23)	(0.19)	(0.17)	(0.10)

Total distributions to shareholders	(0.10)		(0.25)	(0.23)	(0.19)	(0.17)	(0.10)

Net Asset Value, End of Period	$14.43		$13.06	$14.53	$12.09	$10.44	$12.09

Total return	11.30%		(8.47)%	22.35%	17.85%	(12.37)%	14.47%

Ratios to Average Net Assets(b)
Total gross expenses	1.00%	(c)	0.98%	1.00%	0.99%	1.01%	1.11%	(c)
Total net expenses(d)	0.93%	(c)	0.98%	1.00%	0.99%	1.01%	1.11%	(c)
Net investment income	1.24%	(c)	1.51%	1.24%	1.89%	1.56%	0.47%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$13,522		$13,471	$16,809	$16,421	$15,957	$6
Portfolio turnover	36%		53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.
(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Select International Equity Fund

Class 2

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$13.02		$14.50	$12.07	$10.43	$12.07	$10.67

Income from Investment Operations:
Net investment income (loss)	0.07		0.17	0.11	0.19	0.15	(0.09)
Net realized and unrealized gain (loss)	1.38		(1.42)	2.52	1.62	(1.64)	1.59

Total from investment operations	1.45		(1.25)	2.63	1.81	(1.49)	1.50

Less Distributions to Shareholders:
Net investment income	(0.09)		(0.23)	(0.20)	(0.17)	(0.15)	(0.10)

Total distributions to shareholders	(0.09)		(0.23)	(0.20)	(0.17)	(0.15)	(0.10)

Net Asset Value, End of Period	$14.38		$13.02	$14.50	$12.07	$10.43	$12.07

Total return	11.12%		(8.72)%	22.09%	17.49%	(12.51)%	14.24%

Ratios to Average Net Assets(b)
Total gross expenses	1.25%	(c)	1.24%	1.26%	1.24%	1.27%	1.41%	(c)
Total net expenses(d)	1.18%	(c)	1.23%	1.25%	1.24%	1.27%	1.41%	(c)
Net investment income (loss)	1.06%	(c)	1.23%	0.84%	1.66%	1.29%	(1.15)%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$11,883		$7,797	$7,624	$3,620	$2,529	$534
Portfolio turnover	36%		53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.
(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Select International Equity Fund

Class 3

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Data
Net Asset Value, Beginning of Period	$13.05		$14.52	$12.09	$10.44	$12.08	$10.77

Income from Investment Operations:
Net investment income	0.08		0.19	0.15	0.20	0.16	0.08
Net realized and unrealized gain (loss)	1.39		(1.42)	2.50	1.63	(1.64)	1.38

Total from investment operations	1.47		(1.23)	2.65	1.83	(1.48)	1.46

Less Distributions to Shareholders:
Net investment income	(0.10)		(0.24)	(0.22)	(0.18)	(0.16)	(0.15)
Total distributions to shareholders	(0.10)		(0.24)	(0.22)	(0.18)	(0.16)	(0.15)

Net Asset Value, End of Period	$14.42		$13.05	$14.52	$12.09	$10.44	$12.08

Total return	11.24%		(8.56)%	22.16%	17.70%	(12.42)%	13.89%

Ratios to Average Net Assets(a)
Total gross expenses	1.12%	(b)	1.11%	1.13%	1.12%	1.17%	1.13%
Total net expenses(c)	1.05%	(b)	1.10%	1.13%	1.12%	1.17%	1.13%
Net investment income	1.13%	(b)	1.39%	1.10%	1.76%	1.33%	0.78%

Supplemental Data
Net assets, end of period (in thousands)	$344,218		$325,451	$404,795	$375,844	$385,473	$527,737
Portfolio turnover	36%		53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Annualized.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Loomis Sayles Growth Fund

Class 1

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$18.76		$16.66	$12.85	$11.26		$11.33	$10.00

Income from Investment Operations:
Net investment income	0.07		0.10	0.10	0.12		0.09	0.06
Net realized and unrealized gain (loss)	0.48		2.00	3.71	1.47		(0.16)	1.27

Total from investment operations	0.55		2.10	3.81	1.59		(0.07)	1.33

Net Asset Value, End of Period	$19.31		$18.76	$16.66	$12.85		$11.26	$11.33

Total return	2.93%		12.61%	29.65%	14.12%		(0.62)%	13.30%

Ratios to Average Net Assets(b)
Total gross expenses	0.76%	(c)	0.77%	0.76%	0.75%	(d)	0.75%	0.78%	(c)
Total net expenses(e)	0.76%	(c)	0.77%	0.76%	0.73%	(d)	0.70%	0.70%	(c)
Net investment income	0.73%	(c)	0.58%	0.70%	0.94%		0.82%	1.00%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$2,144,214		$1,285,907	$1,108,798	$1,682,857		$1,702,237	$1,781,141
Portfolio turnover	3%		103%	73%	80%		96%	56%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (when shares became available) through the stated period end.
(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Financial Highlights — Variable Portfolio – Loomis Sayles Growth Fund

Class 2

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010(a)

Per Share Data
Net Asset Value, Beginning of Period	$18.55		$16.51	$12.76	$11.21		$11.31	$10.00

Income from Investment Operations:
Net investment income	0.05		0.06	0.07	0.10		0.07	0.09
Net realized and unrealized gain (loss)	0.46		1.98	3.68	1.45		(0.17)	1.22

Total from investment operations	0.51		2.04	3.75	1.55		(0.10)	1.31

Net Asset Value, End of Period	$19.06		$18.55	$16.51	$12.76		$11.21	$11.31

Total return	2.75%		12.36%	29.39%	13.83%		(0.88)%	13.10%

Ratios to Average Net Assets(b)
Total gross expenses	1.01%	(c)	1.02%	1.02%	1.00%	(d)	1.00%	1.03%	(c)
Total net expenses(e)	1.01%	(c)	1.02%	1.02%	0.99%	(d)	0.95%	0.95%	(c)
Net investment income	0.51%	(c)	0.33%	0.46%	0.79%		0.58%	1.24%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$4,948		$4,499	$3,085	$1,452		$498	$197
Portfolio turnover	3%		103%	73%	80%		96%	56%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (when shares became available) through the stated period end.
(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Threadneedle limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Threadneedle, not by any other Fund. In addition, Columbia Threadneedle shall bear at least 50 percent of all expenses allocated to Columbia Variable Portfolio – Large Cap Growth Fund II and Columbia Variable Portfolio – Large Cap Growth Fund III. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of November 30, 2015, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Variable Portfolio – Large Cap Growth Fund II (Selling Fund)	$0.000	$0.000
Columbia Variable Portfolio – Large Cap Growth Fund III (Selling Fund)	$0.000	$0.000
Columbia Variable Portfolio – International Opportunities (Selling Fund)	$0.000	$0.000
Variable Portfolio – Loomis Sayles Growth Fund II (Selling Fund)	$128,088	$0.014
Columbia Variable Portfolio – Large Cap Growth Fund (Buying Fund)	$0.000	$0.000
Columbia Variable Portfolio – Select International Equity Fund (Buying Fund)	$0.000	$0.000
Variable Portfolio – Loomis Sayles Growth Fund (Buying Fund)	$3,500	$0.000

Should any Reorganization fail to occur, Columbia Threadneedle will bear all costs associated with that Reorganization.

A-1

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Variable Portfolio – Large Cap Growth Fund II	—
Columbia Variable Portfolio – Large Cap Growth Fund III	—
Columbia Variable Portfolio – International Opportunities Fund	—
Variable Portfolio – Loomis Sayles Growth Fund II	12

If a Contract Owner ceases to have an indirect interest in the corresponding Buying Fund prior to the indicated time, the Contract Owner will receive no net benefit from the projected expense savings.

A-2

Exhibit B

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit B refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Additional Investment Strategies and Policies

This section describes certain investment strategies and policies that the Funds may utilize in pursuit of their investment objectives and some additional factors and risks involved with investing in the Funds.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of each Fund’s principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of each Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of each Fund’s investment in the security or asset.

Holding Other Kinds of Investments

Each Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. Each Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on each Fund’s holdings can be found in each Fund’s shareholder reports or by visiting columbiathreadneedle.com/us. Portfolio holdings are not currently available on the website for each Fund.

Transactions in Derivatives

Each Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit each Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing each Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or each Fund’s shares, among other consequences. Other risks arise from each Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for each Fund’s derivative positions at times when each Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. Each Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon each Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

Columbia Threadneedle or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Funds (collectively referred to in this section as Underlying Funds), and (ii)discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Columbia Threadneedle seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although Columbia Threadneedle or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when Columbia Threadneedle or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia Threadneedle or its affiliate also has an economic conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

Each Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by Columbia Threadneedle or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which each Fund may invest.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. Each Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Each Fund currently does not participate in the securities lending program but the Board of Trustees of the applicable Fund (the “Board”) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see each Fund’s SAI and its annual and semiannual reports to shareholders.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with each Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. Each Fund may take such defensive investment positions for as long a period as deemed necessary.

Other Strategic and Investment Measures

Each Funds may also from time to time take temporary portfolio positions that may or may not be consistent with each Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where Columbia Threadneedle believes such positioning is appropriate. Each Fund may take such portfolio positions for as long a period as deemed necessary. While each Fund is so positioned, derivatives could comprise a substantial portion of each Fund’s investments and each Fund may not achieve its investment objectives. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

Each Fund may not achieve their investment objective while they investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by each Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on each Fund’s website (columbiathreadneedle.com/us) only after a certain amount of time has passed, as described in the SAI. Portfolio holdings are not currently available on the website for each Fund.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on each Fund’s website may not always be current.

FUNDamentalsTM
Portfolio Holdings Versus the Benchmarks

Each Fund does not limit its investments to the securities within its benchmark(s), and accordingly each Fund’s holdings may diverge significantly from those of its benchmark(s). In addition, each Fund may invest in securities outside any industry and geographic sectors represented in their benchmark(s). Each Fund’s weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of their benchmark(s).

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent each Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming

Fund shares could require each Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact each Fund’s performance.

Understanding Annual Fund Operating Expenses

Each Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus, generally are based on expenses incurred during each Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of each Fund’s average net assets during that fiscal year. The expense ratios reflect each Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during each Fund’s most recent fiscal year. Each Fund’s assets will fluctuate, but no adjustments have been or will be made to the expense ratios to reflect any differences in each Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, each Fund’s expense ratios will increase as its net assets decrease, such that each Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by Columbia Threadneedle and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in each Fund’s operating expense ratios that would otherwise result because of a decrease in each Fund’s assets in the current fiscal year. Each Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

FUNDamentalsTM
Other Expenses

“Other expenses” consist of the fees each Fund pays to their administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are the same for each share class and are allocated on a pro rata basis across all share classes. Certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different shareholder servicing fees applicable to each share class. For more information on these fees, see About Fund Shares and Transactions — Selling Agent Compensation.

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2016 for Columbia Variable Portfolio — Large Cap Growth Fund, Columbia Variable Portfolio — Select International Equity Fund, and Variable Portfolio — Loomis Sayles Growth Fund, unless sooner terminated at the sole discretion of each Fund’s Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from such Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio – Large Cap Growth Fund
Class 1	0.79%
Class 2	1.04%

Columbia Variable Portfolio – Select International Equity Fund
Class 1	0.93%
Class 2	1.18%

Variable Portfolio – Loomis Sayles Growth Fund
Class 1	0.79%
Class 2	1.04%

Under the agreement, the following fees and expenses are excluded from each Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by such Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance.

Each Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by Columbia Threadneedle and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, each Fund’s returns might have been lower.

Primary Service Providers

Columbia Threadneedle, which also serves as each Fund’s administrator (the Administrator), the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to each Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. Columbia Threadneedle is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Columbia Threadneedle’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia Threadneedle acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Threadneedle manages the day-to-day operations of each Fund. Columbia Threadneedle is responsible for the investment management of each Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of each Fund’s assets of certain Funds to one or more investment subadvisers, as described in this prospectus, that determines what securities and other investments each Fund should buy or sell and executes these portfolio transactions. Columbia Threadneedle may use the research and other capabilities of its affiliates and third parties in managing each Fund’s investments.

The SEC has issued an order that permits Columbia Threadneedle, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for each Fund without first obtaining shareholder approval. The order permits each Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Threadneedle and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Threadneedle does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Threadneedle discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Each Fund pays Columbia Threadneedle a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The fees paid to Columbia Threadneedle by each Fund under its investment management services agreement (“IMS Agreement”) (exclusive of administrative services fees) for its most recent fiscal year ended December 31, 2015 were the following percentage of each Buying Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Variable Portfolio – Large Cap Growth Fund	0.67%
Columbia Variable Portfolio – Select International Equity Fund	0.79%
Variable Portfolio – Loomis Sayles Growth Fund	0.62%

Under its IMS Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses. Effective May 1, 2016, each Fund’s IMS Agreement will be combined with the Fund’s administrative services agreement. A discussion regarding the basis for each Fund’s board of trustees approval of the renewal of the Fund’s IMS Agreement and the combination of the Fund’s investment management services agreement with the Fund’s administrative services agreement into the Fund’s management agreement, each with Columbia Threadneedle, is available in each Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2015.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Lead manager	2010
Peter Deininger, CFA, CAIA	Senior Portfolio Manager	Co-manager	2010
Tchintcia Barros, CFA	Portfolio Manager	Co-manager	February 2015

Mr. Wilson was a portfolio manager for Columbia Management Advisors, LLC from 2005 until May 2010 when he joined Columbia Threadneedle in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Wilson began his investment career in 1985 and earned a B.A. from Trinity College and an M.B.A. from Duke University.

Mr. Deininger was a portfolio manager for Columbia Management Advisors, LLC from 2002 until May 2010 when he joined Columbia Threadneedle in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Deininger began his investment career in 1994 and earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago.

Ms. Barros was an investment professional with Columbia Management Advisors, LLC from 2005 until May 2010 when she joined Columbia Threadneedle in connection with its acquisition of Columbia Management Advisors, LLC. Ms. Barros began her investment career in 2000 and earned a B.A. in economics from Dartmouth College and an M.B.A. from Harvard Business School.

Columbia Variable Portfolio – Select International Equity Fund

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Simon Haines, CFA	Fund Manager	Portfolio manager	2013
William Davies	Head of Global Equities and Deputy Head of Equities of Threadneedle	Deputy Portfolio Manager	2013
David Dudding, CFA	Fund Manager	Deputy Portfolio Manager	May 2015

Mr. Haines joined Threadneedle in 1999 as a trainee UK fund manager, progressing to fund manager effective January 2005. Mr. Haines began his investment career in 1999 and earned a degree from Oxford University.

Mr. Davies joined Threadneedle in 1994. Prior to assuming his current roles, Mr. Davies was Head of European Equities. Prior to joining Threadneedle, Mr. Davies worked for Eagle Star Investments and Hambros Bank. At Hambros Bank Mr. Davies was a European Investment Manager and led the European Equity team. Mr. Davies began his investment career in 1984 and earned a B.A (Hons) in Economics from Exeter University.

Mr. Dudding joined Threadneedle in 1999 as an analyst. Mr. Dudding began his investment career in 1999 and earned a Modern History degree and a European Politics Masters degree from Oxford University.

Variable Portfolio – Loomis Sayles Growth Fund

Subadviser: Loomis Sayles

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Aziz Hamzaogullari, CFA	Vice President and Portfolio Manager of Loomis Sayles	Manager	2014

Mr. Hamzaogullari joined Loomis Sayles in 2010. Prior to 2010, Mr. Hamzaogullari served as a senior portfolio manager at Evergreen Investment Management Company, LLC. Mr. Hamzaogullari began his investment career in 1993 and earned a B.S. from Bilkent University in Turkey and an M.B.A. from George Washington University.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of each Fund, including the general supervision of each Fund’s operations, the coordination of each Fund’s service providers and the provision of related clerical and administrative services. Each fund pays the Administrator a fee (plus certain out-of-pocket expenses) of 0.06% of average daily net assets for the administrative services it provides to each Fund.

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged Boston Financial Data Services (BFDS) to provide various sub-transfer agency services. Fees paid to the Transfer Agent also include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on each Fund’s behalf. The Transfer Agent may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to each Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

Columbia Threadneedle and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Threadneedle including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Threadneedle and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among each Fund, other funds and accounts advised/managed by Columbia Threadneedle and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by Columbia Threadneedle and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Threadneedle and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia Threadneedle, and a Columbia Fund; and

•

insurance companies investing in each Funs may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of each Fund’s shares and may also invest in separate accounts managed by Columbia Threadneedle that have the same or substantially similar investment objectives and strategies as each Fund.

Columbia Threadneedle and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

Buying and Selling Shares

References to “the Fund” throughout the remainder of the prospectus refer to the VP Funds singularly or collectively as the context requires.

Description of the Share Classes

Share Class Features

The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” (collectively, selling agents) refer to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Selling agents also include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by Fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments.

Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

Buying, Selling and Transferring Shares

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals TM
NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations.

Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract or a participant in a Qualified Plan who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.

Potential Conflicts of Interest – Mixed and Shared Funding

The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares – Excessive Trading Practices Policy of Non-Money Market Funds.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations – If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker- dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

FUNDamentalsTM
Distributions

Each of Columbia VP – Large Cap Growth Fund and VP – Loomis Sayles Growth Fund (the Partnership Funds) expects to be treated as a partnership for tax purposes. Each Partnership Fund is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).

Columbia VP – Select International Equity Fund (the RIC Fund) intends to qualify each year as a regulated investment company. The RIC Fund may make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each of the Partnership Funds and the RIC Fund intend to comply with the regulations relating to the diversification requirements under Section 817(h) of the Internal Revenue Code.

The RIC Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

	Declarations	Distributions
Columbia VP – Select International Equity Fund	Quarterly	Quarterly

The RIC Funds may, however, declare or pay distributions of net investment income more frequently. Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution. Each RIC Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.

Taxes and Your Investment

Each Partnership Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If a Partnership Fund were not to qualify for such treatment, each Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in each Fund.

As a partnership that is not a “publicly traded partnership,” each Partnership Fund is not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Partnership Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from each Fund.

The RIC Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the RIC Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income from the RIC Fund available for distribution to you.

Shares of each Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of each Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in each Fund is made regarding the U.S. federal income taxation of your investment.

For Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in each Fund through such Contract, even if each Fund makes allocations or distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” Each Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If each Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or, for Partnership Funds, if each Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.”

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in each Fund. It is not intended as a substitute for careful tax planning. Your investment in each Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in each Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Funds: Columbia Variable Portfolio – Large Cap Growth Fund II, Columbia Variable Portfolio – Large Cap Growth Fund III, Columbia Variable Portfolio – International Opportunities Fund, Variable Portfolio – Loomis Sayles Growth Fund II.

Group B:	Buying Funds: Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Select International Equity Fund, Variable Portfolio – Loomis Sayles Growth Fund.

Policy	Group A	Group B
Shareholder Liability	Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The declaration of trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Shareholder Voting Rights

Each shareholder of record is entitled to a vote proportionate to its interest in the trust.

The shareholders have the power to vote (i) for the election of trustees, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the trust, (iv) with respect to any amendment of the declaration of trust, (v) with respect to any merger, consolidation, conversion or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other law, the declaration of trust, the by-laws or any registration of the trust with the SEC (or any successor agency) or any state, or as and when the trustees may consider necessary or desirable.

Notwithstanding any other provision hereof, if the trust property has been divided into two or more series, then on any matter submitted to a vote of shareholders of interests in the trust, all

Each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on the record date

Shareholders shall have power to vote only (i) for the election of trustees as provided in Article IV, Section 1, (ii) to the extent provided in Article III, Section 9 as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, (iii) with respect to the termination of the trust or any series or class to the extent and as provided in Article VIII, Section 4 and (iv) with respect to such additional matters relating to the trust as may be required by applicable law, including the 1940 Act, the declaration of trust, the by-laws or any registration of the trust with the SEC (or

Policy	Group A	Group B
	interests then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, interests shall be voted in the aggregate and not by individual series, and (ii) when the trustees have determined that the matter affects only the interests of shareholders of interests in a limited number of series, then only the shareholders of interests in such series shall be entitled to vote thereon.	any successor agency) or any state, or as the trustees may consider necessary or desirable. Each shareholder is entitled to vote based on the ratio his or her Interest bears to the interests of all shareholders entitled to vote, where “Interest” means interest in the trust or in trust property, as the case may be, including all rights, powers and privileges accorded to shareholders in the declaration of trust.

The shareholders of any particular Series or class shall not be entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of shareholders, all shares of the trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

Shareholder Meetings

The trust is not required to hold annual shareholder meetings.

Meetings of the shareholders may be called at any time by a majority of the trustees and shall be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the interests in the trust, or, with respect to a meeting of the shareholders of one or more series, not less than 10% of the interests of the affected series, such request specifying the purpose or purposes for which such meeting is to be called.

The declaration of trust and by-laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Meetings of the shareholders may be called by the trustees for the purpose of electing trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this declaration of trust or by the by-laws. Meetings of the shareholders may also be called by the trustees from time to time for the purpose of taking action upon any other matter deemed by the trustees to be necessary or desirable. A meeting of shareholders may be held at any place designated by the trustees.

Policy	Group A	Group B
Shareholder Quorum

Shareholders of one-third of the interests in the trust, or with respect to a meeting of the shareholders of one or more series, shareholders of one-third of the interests of that series, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this declaration or the by-laws of the trust.

If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, this declaration or by the by-laws of the trust requires a greater number of affirmative votes.

Shareholders of one-third of the Interests in the trust, or with respect to a meeting of the shareholders of one or more series, holders of one-third of the interests of that series, present in person or by proxy, constitutes a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the declaration or the by-laws of the trust.

If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total Interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the declaration of trust or the by-laws of the trust requires a greater number of affirmative votes.

Shareholder Consent	Any action which may be taken by shareholders may be taken without a meeting if shareholders holding more than 50% of the total interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the declaration of trust) shall consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of shareholders.	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the votes entitled to be cast on the matter (or such larger proportion thereof as shall be required by any express provision of the declaration of trust or by the by-laws) and holding a majority (or such larger proportion as aforesaid) of the votes of any series or class entitled to be cast separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.
Notice to Shareholders of Record Date	Written or printed notice of all meetings of the shareholders, stating the time, place and purposes of the meeting, shall be given by the trustees either by presenting it personally to a shareholder, leaving it at his or her residence or usual place of business, or by mailing it to a shareholder, at his or her registered address, at least 20 business days and not more than 90 business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his or her address as it is registered with the trust, with postage thereon prepaid. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting.	Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the trustees to each shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the shareholder’s address as it appears on the records of the trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the trust (or its agent) by the shareholder. Whenever notice of a meeting is required to be given to a shareholder under the declaration of trust or the by-laws, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney

Policy	Group A	Group B

Any adjourned meeting may be held as adjourned without further notice.

For the purpose of determining the shareholders who are entitled to notice of any to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as shareholders of record for such purposes.

thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

For the purpose of determining the shareholders of any series or class who are entitled to vote or act at any meeting or any adjournment thereof, the trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders, as the record date for determining the shareholders of such series or class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the trust after the record date.

Shareholder Proxies

Shareholders may vote in person or by proxy.

At any meeting of shareholders, any shareholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the secretary, or with such other officer or agent of the trust as the secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the trustees, proxies may be solicited in the name of one or more trustees or one or more of the officers of the trust.

Shares may be voted in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Trustee Power to Amend Organizational Document

The declaration of trust may be amended by the vote of shareholders holding more than 50% of the total interests entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the vote of shareholders holding more than 50% of the total interests entitled to vote.

The trustees may also amend this declaration without the vote or consent of shareholders to change the name of the trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the declaration of trust to the requirements of the 1940 Act, the Internal Revenue Code, the Delaware Statutory Trust Act, or any other applicable Federal laws or regulations.

The declaration of trust may be amended at any time by an instrument in writing signed by a majority of the then trustees provided notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to shareholders of record at the close of business on the effective date of such amendment.

The trustees shall have the power to amend the declaration of trust, at any time and from time to time, in such manner as the trustees may determine in their sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any

Policy	Group A	Group B
	However, no amendment may be made to the Declaration of Trust which would change any rights with respect to any Interest in the trust by reducing the amount payable thereon upon liquidation of the trust or by diminishing or eliminating any voting rights pertaining thereto, except with a vote, at a meeting of the shareholders of Interests in the trust, or in any series thereof, of the lesser of (a) 67% or more of the Interests present or represented at such meeting, provided the shareholders of more than 50% of the Interests in the trust, or the affected series, are present or represented by proxy or (b) more than 50% of the Interests in the trust, or the affected series (a “Majority Interests Vote”).	provisions relating to the shares contained in the declaration of trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the trust, or (ii) designating and establishing series or classes in addition to those established in the declaration of trust; provided that before adopting any such amendment without shareholder approval the trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders.
	The trustees may adopt and, from time to time, amend or repeal the by-laws for the conduct of the business of the trust.	The trustees may, without the approval of shareholders, amend the declaration of trust to: (i) create one or more series or classes of shares (in addition to any series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the trustees shall determine and reclassify any or all outstanding shares as shares of particular series or classes in accordance with such eligibility requirements; (ii) amend any of the provisions relating to the establishment or designation of series and classes as set forth in Section 6 of Article III of the declaration of trust; (iii) combine one or more series or classes of shares into a single series or class on such terms and conditions as the trustees shall determine or consolidate, merge or transfer assets of the trust or a series as set forth in Article VIII, Section 5 of the declaration of trust; (iv) change or eliminate any eligibility requirements for investment in shares of any series or class, including without limitation the power to provide for the issue of shares of any series or class in connection with any merger or consolidation of the trust with another trust or company or any acquisition by the trust of part or all of the assets of another trust or company; (v) change the designation of any series or class of shares; (vi) change the method of allocating dividends among the various series and classes of shares; (vii) allocate any specific assets or liabilities of the trust or any specific items of income or expense of the trust to one or more series or

Policy	Group A	Group B

classes of shares; and (viii) specifically allocate assets to any or all series of shares or create one or more additional series of shares which are preferred over all other series of shares in respect of assets specifically allocated thereto or any dividends paid by the trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such series or any classes of shares thereof.

The by-laws may be amended or repealed, in whole or in part, or new by-laws may be adopted, by a majority of the trustees then in office at any meeting of the trustees, or by written consent in lieu thereof. The trustees shall in no event adopt by-laws which are in conflict with the agreement and declaration of trust, as from time to time in effect, of the trust, and any apparent inconsistency shall be construed in favor of the related provisions in the agreement and declaration of trust.

Termination of Trust	The trust may be terminated (i) by the affirmative vote of the shareholders of not less than two-thirds of the interests in the trust at any meeting of the shareholders or by an instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the shareholders of not less than two-thirds of such interests, or (ii) by the trustees by written notice to the shareholders.

The trust may be terminated at any time by vote of shares representing at least 66 2/3% of the votes entitled to be cast for each series voting separately by series, or by the trustees by written notice to the shareholders.

Any series or class may be terminated at any time by vote of shares representing at least 66 2/3% of the votes entitled to be cast for that series or class, or by the trustees by written notice to the shareholders of that series or class.

Merger or Consolidation

The trust, or any series thereof, may (i) merge or consolidate with or into one or more statutory trusts or other statutory entities (as defined in the Delaware Statutory Trust Act) or any other organization formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, (ii) convert to a common law trust, a general partnership (including a registered limited liability partnership), a limited partnership (including a registered limited liability limited partnership) or a limited liability company organized, formed or created under the laws of the State of Delaware, or (iii) sell, lease or exchange all or substantially all of

The trust, or any one or more series thereof, may either as the successor, survivor or non-survivor, (i) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (ii) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies,

Policy	Group A	Group B

its property, including its good will, in each such case, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the trustees and, at any meeting of shareholders called for the purpose, by a majority interests vote, or by an instrument or instruments in writing without a meeting, consented to by a Majority Interests Vote.

In accordance with Section 3815(f) of the Delaware Statutory Trust Act, an agreement of merger or consolidation may effect any amendment to the declaration of trust or by-laws or effect the adoption of a new declaration of trust or by-laws of the trust if the trust is the surviving or resulting statutory trust.

associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the trust, or one or more series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the trustees then in office without the approval of shareholders of the trust or relevant series.

Removal of Trustees	Any of the trustees may be removed by the affirmative vote of the shareholders of two-thirds (2/3) of the interests or (provided the aggregate number of trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 of the declaration of trust) with cause, by the action of seventy-five percent (75%) of the remaining trustees. Removal with cause includes, but is not limited to, the removal of a trustee due to physical or mental incapacity.	The board of trustees may remove trustees with or without cause.
Trustee Committees	The trustees may appoint from among their members other committees composed of two or more trustees which shall have such powers as may be delegated or authorized by the resolution appointing them.	The trustees may appoint from their own number and terminate one or more committees consisting of one or more trustees which may exercise the powers and authority of the trustees to the extent that the trustees determine.
Trustee Liability

No trustee, when acting in such capacity, shall be subject to any personal liability whatsoever, in his or her official or individual capacity to any person, other than the trust or its shareholders, in connection with trust property or the affairs of the trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the trust property for satisfaction of claims of any nature against a

No trustee shall be subject to any liability whatsoever to any person in connection with trust property or the affairs of the trust, and no trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the trust or for the act or omission of any other trustee.

Policy	Group A	Group B

trustee, officer or employee of the trust arising in connection with the affairs of the trust.

No trustee, officer or employee of the trust shall be liable to the trust, holders of interests therein, or to any trustee, officer or employee thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The appointment, designation or identification of a trustee as the chairman of the board, the lead or assistant lead independent trustee, a member or chairman of a committee of the board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (i) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a trustee in the absence of the appointment, designation or identification or (ii) affect in any way such trustee’s rights or entitlement to indemnification, and no trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (a) be held to a higher standard of care by virtue thereof or (b) be limited with respect to any indemnification to which such trustee would otherwise be entitled.

Nothing in the declaration of trust, including without limitation anything in Article VII, Section 2, shall protect any trustee, officer, employee or agent of the trust against any liabilities to the trust or its shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the trust.

Trustee Indemnification	The trust shall indemnify each of its trustees, officers and employees (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a trustee, officer or employee, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance,	The trust shall indemnify and hold harmless, to the full extent that a Massachusetts business corporation would be authorized by the Massachusetts Business Corporation Act, each of its trustees and officers (including persons who serve at the trust’s request as directors, officers or trustees of another organization in which the trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or

Policy	Group A	Group B

gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees.

The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted in this declaration of trust or to which he or she may be otherwise entitled except out of the trust property. The trustees may make advance payments in connection with indemnification under this declaration of trust, provided that the indemnified person shall have given a written undertaking to reimburse the trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the trust and except that no Covered Person shall be indemnified against any liability to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees, so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under these by-laws, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under these by-laws. For purposes of the determination or opinion referred to in clause (c), the majority of disinterested trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or

Policy	Group A	Group B
reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Dividends

The trustees shall distribute periodically to the shareholders of each series of interests an amount approximately equal to the net income of that series, determined by the trustees or as they may authorize and as herein provided. Distributions of income may be made in one or more payments, which shall be in interests, cash or otherwise, and on a date or dates and as of a record date or dates determined by the trustees. At any time and from time to time in their discretion, the trustees also may cause to be distributed to the shareholders of any one or more series as of a record date or dates determined by the trustees, in interests, cash or otherwise, all or part of any gains realized on the sale or disposition of the assets of the series or all or part of any other property of the trust attributable to the series. Each distribution pursuant to the declaration of trust shall be made ratably according to the number of interests of the series held by the several shareholders on the record date for such distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of interests of that series, and any distribution to the shareholders of a particular class of interests shall be made to such shareholders pro rata in proportion to the number of interests of such class held by each of them. No distribution need be made on interests purchased pursuant to orders received, or for which payment is made, after such time or times as the trustees may determine.

With respect to any series, dividends and distributions on interests may be paid with such frequency as the trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the trustees may determine, to the shareholders of interests in that series, from such of the income and capital gains, accrued or realized, from the trust property belonging to that series as the trustee may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on

The trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the shareholders of each series, in shares of that series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such series and may from time to time distribute to the shareholders of each series, in shares of that series, cash or otherwise, such additional amounts, but only from the assets belonging to such series, as they may authorize. Except as otherwise permitted in the declaration of trust in the case of multi-class series, all dividends and distributions on shares of a particular series shall be distributed pro rata to the shareholders of that series in proportion to the number of shares of that series held by such shareholders and recorded on the books of the trust at the date and time of record established for the payment of such dividend or distributions.

Notwithstanding any other provisions of the declaration of trust no dividend or distribution (including, without limitation, any distribution paid upon termination of the trust or of any series or class) with respect to, nor any redemption or repurchase of, the shares of any series or class shall be effected by the trust other than from the assets belonging to such series or attributable to such class, nor shall any shareholder of any particular series or class otherwise have any right or claim against the assets belonging to any other series or attributable to any other class except to the extent that such shareholder has such a right or claim hereunder as a shareholder of such other series or class.

Except as otherwise provided in the declaration of trust, all dividends and distributions shall be made ratably among all shareholders of a particular series from the assets belonging to such series according to the number of shares of such series held of record by such shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

Policy	Group A	Group B

Interests in a particular series shall be distributed pro rata to the shareholders of interests in that series in proportion to the total outstanding interests in that series held by such shareholders at the date and time of record establishment for the payment of such dividends or distribution.

No dividend or distribution (including, without limitation, any distribution paid upon termination of the trust or of any series) with respect to the interests of any series shall be effected by the trust other than from the assets of such series.

Capitalization	The number of interests authorized shall be unlimited, and the interests so authorized may be represented in part by fractional interests. From time to time, the trustees may divide, without shareholder approval, or combine the interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.
Number of Trustees and Vacancies

The number of trustees shall be as fixed from time to time by written instrument signed by seventy five percent (75%) of the trustees so fixed then in office, provided, however, that the number of trustees shall in no event be less than three or more than twenty. The actual number of trustees shall be set from time to time by action of at least seventy five percent (75%) of the trustees then in office. Any vacancy created by an increase in trustees may be filled by the appointment of an individual having the qualifications described in this article made by a written instrument signed by a majority of the trustees then in office. Any such appointment shall not become effective, however, until the individual named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the declaration of trust.

The term of office of a trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a trustee. No such vacancy shall operate to annul the declaration of trust or to revoke any existing agency

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause. Each trustee shall serve during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

The death, declination, resignation, retirement, removal or incapacity of the trustees, or any of them, shall not operate to annul the trust or to revoke any existing agency created pursuant to the terms of the declaration of trust.

Policy	Group A	Group B

created pursuant to the terms of the declaration of trust.

No reduction in the number of trustees shall have the effect of removing any trustee from office. Whenever a vacancy in the number of trustees shall occur, until such vacancy is filled as provided in the declaration of trust, the trustees in office, regardless of their number, shall have all the powers granted to the trustees and shall discharge all the duties imposed upon the trustees by the declaration of trust.

Independent Chair of the Board	The trustees shall appoint a chairman of the board from among their number and such chairman shall not be an officer of the Trust.	The board of trustees shall elect one member who is not an “interested person” of the trust (as defined in Section 2(a)(19) of the 1940 Act) to serve as chair of the board whose duties shall include serving as the lead independent trustee and who shall preside at each meeting of the trustees as chairman of the meeting. As the chair of the board, he or she shall have the duties and powers specified in the by-laws and shall have such other duties and powers as may be determined by the trustees.
Inspection of Books and Records	The records of the trust shall be open to inspection by shareholders during normal business hours and for any purpose not harmful to the trust.	The original or a copy of the declaration of trust and of each amendment hereto shall be kept at the office of the trust where it may be inspected by any shareholder. A copy of the declaration of trust and of each amendment hereto shall be filed by the trust with the Secretary of the Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the trust may rely on a certificate by an officer of the trust as to whether or not any such amendments have been made and as to any matters in connection with the trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the trust to be a copy of this instrument or of any such amendments.
Involuntary Redemption of Accounts	The trust shall have the right at its option and at any time to redeem interests of any shareholder at the net asset value thereof as determined in accordance with the declaration of trust: (i) if at such time such shareholder owns fewer interests than, or interests having an aggregate net asset value of less than, an amount determined from time to time by the trustees; or (ii) to the extent that such	The trust shall have the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from

Policy	Group A	Group B
	shareholder owns interests of a particular series or class of interests equal to or in excess of a percentage of the outstanding interests of that series or class determined from time to time by the trustees; or (iii) to the extent that such shareholder owns interests of the trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding interests of the trust or the aggregate net asset value of the trust determined from time to time by the trustees.	time to time by the trustees of the outstanding shares of the trust or of any series or class.

PXY000_00_003_(01/16)